united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22669

AmericaFirst Quantitative Funds

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/15

Item 1. Reports to Stockholders.

ANNUAL REPORT

AmericaFirst Defensive Growth Fund

AmericaFirst Income Trends Fund

AmericaFirst Absolute Return Fund

AmericaFirst Quantitative Strategies Fund

AmericaFirst Seasonal Trends Fund

June 30, 2015

AmericaFirst Quantitative Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

AmericaFirst Capital Management, LLC is located at 8150 Sierra College Blvd (Suite 290), Roseville, CA. The Funds’ distributor is Northern Lights Distributors, LLC. AmericaFirst Capital Management, LLC is an owner of Matrix Capital Group, Inc. AmericaFirst is not affiliated with Burlington Capital Group, LLC (formerly America First Companies) or any of its subsidiaries.

Dear Shareholder:

AmericaFirst Capital Management is pleased to announce the Fiscal Year 2015 annual report and performance for the AmericaFirst family of mutual funds.

Performance as of 6/30/2015[1]

Fund (Without Sales Load)	Class	1 Year	3 Year	5 Year	Since	Since
					Inception	Reformulation
Defensive Growth Fund	A	7.23%	13.18%	NA	11.43%[2]
Income Trends Fund	A	-5.54%	3.69%	NA	2.90%[3]
Absolute Return Fund	A	-2.50%	8.10%	7.51%	4.33%[4]
Quantitative Strategies Fund	A	-6.29%	8.23%	10.58%	0.70%[5]	14.08%[7]
Seasonal Trends Fund	A	-2.36%	NA	NA	0.75%[6]

At AmericaFirst, we believe that emotion is a primary risk factor affecting investors. Greed prompts investors to buy high while fear causes them to sell low. There is also the risk of comfort creating a false sense of security resulting in inaction.

AmericaFirst’s management team strongly believes in the discipline derived from performing extensive back testing of securities performance characteristics in any type of economic environment. The result

[1]	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Review the Funds’ prospectus for more information regarding the Funds’ fees and expenses, including other share classes. For performance information current to the most recent month-end, call toll free (866) 960-1355.

[2]	Inception date – May 23, 2011

[3]	Inception date – July 1, 2010

[4]	Inception date February 26, 2010

[5]	Inception date – September 28, 2007

[6]	Inception Date – October 31, 2013

[7]	The Fund’s strategy was reformulated in November 2008 to the current multi-strategy focus. Since the reformulation, the Fund has gained 14.08% versus an increase of 14.50% for the S&P 500 and 3.00% for the Lipper benchmark. Returns prior to November 2008 do not represent the current strategy.

of this quantitative research provides the basis for rules-based investment strategies and models. There is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

We learn from history so you won’t have to!!

AmericaFirst Defensive Growth Fund

(A Shares: DGQAX, U Shares: DGQUX, I Shares: DGQIX)

Objective: The Fund seeks to provide capital appreciation with a focus on producing positive returns regardless of the directions of financial markets.

AmericaFirst Quantitative Funds Performance Summary			6/30/2015	Periods ended

Fund, Classes					Since
Indexes	Inception	1-Year	3-Year	5-Year	Inception

Defensive Growth
Class A	5/23/2011	7.23%	13.18%	N/A	11.43%
Class U	5/23/2011	6.68%	12.62%	N/A	10.82%
Class I	5/23/2011	8.45%	14.22%	N/A	12.35%
S&P 500		7.42%	17.31%	N/A	13.97%
Lipper Alt L/S Equity		-0.21%	5.58%	N/A	3.95%

Difference in Class A versus
S&P 500		-0.19%	-4.13%	N/A	-2.54%
Lipper Alt L/S Equity		7.44%	7.60%	N/A	7.48%

The Fund’s investment adviser has entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive, with respect to the Fund’s Class A and U Shares, of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation, and with respect to the Fund’s Class I shares, exclusive of any front-end or contingent deferred loads, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund fees and expenses or extraordinary expenses such as litigation) in order to limit annual fund operation expenses to 2.45%, 2.95% and 1.94% for Class A, Class U and Class I, respectively. These expense limitations will remain in effect until at least October 31, 2015. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This information was disclosed in the prospectus dated October 31, 2014.

AmericaFirst Capital Management
Roseville, CA
866-960-1355
www.AmericaFirstFunds.com

In the Fiscal Year Ended June 30, 2015, the AmericaFirst Defensive Growth Fund Class A shares returned 7.23%. This compares to the S&P 500, which returned 7.42%. The Fund has underperformed the S&P 500 index and outperformed its Lipper Long/Short Equity benchmark for the 1 and 3 year periods as well as since inception.

The Defensive Growth Fund provides a unique approach to defensive equity investing by combining a portfolio of defensive, non-cyclical stocks with a portfolio of short positions designed to provide capital appreciation when equities are down.

Overall risk and portfolio statistics remain favorable. The Fund has experienced a 77% upside capture ratio and a 54% downside capture ratio since inception. Up-market correlation is 46% versus down correlation of 47%. Up Beta is 0.51 while down Beta is 0.51. The three year standard deviation is 9.64%

We continue to believe that the Defensive Growth Fund represents an excellent core selection for investors who are looking for a balanced portfolio of investments which are designed to provide favorable returns versus the S&P 500 through taking advantage of the long-term performance attributes of stocks in defensive industries. The Fund’s approximate 0% to 25% short position also provides potential benefit in volatile market environments.

AmericaFirst Income Trends Fund
(A Shares: AFPAX, U Shares: AFPUX, I Shares: AFPIX)

Objective: The Fund seeks to achieve a high rate of current income and total return with lower volatility than common stocks as measured by the standard deviation.

AmericaFirst Quantitative Funds Performance Summary			6/30/2015	Periods ended

Fund, Classes					Since
Indexes	Inception	1-Year	3-Year	5-Year	Inception

Income Trends
Class A	7/1/2010	-5.54%	3.69%	N/A	2.90%
Class U	7/1/2010	-6.01%	3.20%	N/A	2.38%
Class I	7/1/2010	-4.72%	4.39%	N/A	3.52%
Barclays Aggregate Bond		1.86%	1.83%	N/A	3.34%
Lipper Flexible Income		0.75%	5.86%	N/A	N/A

Difference in Class A versus
Barclays Aggregate Bond		-7.40%	1.86%	N/A	-0.44%
Lipper Flexible Income		-6.29%	-2.17%	N/A	N/A

The Fund’s investment adviser has entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive, with respect to the Fund’s Class A and U shares, of any front-end or contingent deferred loads,

AmericaFirst Capital Management
Roseville, CA
866-960-1355
www.AmericaFirstFunds.com

taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation and with respect to the Fund’s Class I shares, exclusive of any front-end or contingent deferred loads, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund fees and expenses or extraordinary expenses such as litigation) in order to limit annual fund operation expenses to 2.20%, 2.70% and 1.40% for Class A, Class U and Class I, respectively. These expense limitations will remain in effect until at least October 31, 2015. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This information was disclosed in the prospectus dated October 31, 2014. For fiscal year ended June 30, 2015, the Fund distributed $0.61 Class A, $0.57 Class U, and $0.66 Class I in distributions. Of these amounts, a portion of these distributions has been categorized as Return of Capital.

In the Fiscal Year Ended June 30, 2015, the AmericaFirst Income Trends Fund Class A shares returned - 5.54%. This compares to the Barclay’s Aggregate Bond Index, which returned 1.86%. The Fund has underperformed the Barclay’s Aggregate Bond Index benchmark for the 1 year and since inception time periods. The Fund outperformed the index for the 3 year time period. The Fund has underperformed the Lipper Flexible Income benchmark for the 1 year and 3 year periods.

Overall risk and portfolio statistics (versus the S&P 500) remain favorable. The Fund has experienced a 40% upside capture ratio and a 66% downside capture ratio since inception. Up-market correlation is 53% versus down-market correlation of 32%. Up Beta is 0.34 while down Beta is 0.35. The three year standard deviation is 5.85%

We continue to believe that the Income Trends Fund represents an excellent selection for clients who are looking for a balanced portfolio of income assets which are designed to provide a higher yield than the Barclays Aggregate Bond Index and mitigate the risk of a potential increase in market interest rates or inflation over time.

AmericaFirst Capital Management
Roseville, CA
866-960-1355
www.AmericaFirstFunds.com

AmericaFirst Absolute Return Fund
(A Shares: ABRFX, U Shares: ABRUX, I Shares: ABRWX)

Objective: The Fund seeks to provide capital appreciation with a focus on producing positive returns regardless of the directions of financial markets.

AmericaFirst Quantitative Funds Performance Summary			6/30/2015	Periods ended

Fund, Classes					Since
Indexes	Inception	1-Year	3-Year	5-Year	Inception

Absolute Return
Class A	2/26/2010	-2.50%	8.10%	7.51%	4.33%
Class U	2/26/2010	-2.97%	7.56%	6.95%	3.79%
Class I	7/12/2010	-1.55%	8.87%	N/A	7.39%
S&P 500		7.42%	17.31%	17.34%	14.80%
Lipper Absolute Return		-1.38%	2.48%	2.31%	2.22%

Difference in Class A versus
S&P 500		-9.92%	-9.21%	-9.83%	-10.47%
Lipper Absolute Return		-1.12%	5.62%	5.20%	2.11%

The Fund’s investment adviser has entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive, with respect to the Fund’s Class A and U shares, of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation and with respect to the Fund’s Class I shares, exclusive of any front-end or contingent deferred loads, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund fees and expenses or extraordinary expenses such as litigation) in order to limit annual fund operation expenses to 2.45%, 2.95% and 1.74% for Class A, Class U and Class I, respectively. These expense limitations will remain in effect until at least October 31, 2015. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This information was disclosed in the prospectus dated October 31, 2014.

In the Fiscal Year Ended June 30, 2015, the AmericaFirst Absolute Return Fund Class A shares returned - 2.50%. This compares to the S&P 500, which returned 7.42%. Since inception, the Fund has returned an annualized 4.33%, underperforming the S&P 500 by 10.47%. The Fund outperformed the Lipper

AmericaFirst Capital Management
Roseville, CA
866-960-1355
www.AmericaFirstFunds.com

Absolute Return benchmark for the 3 year, 5 year and since inception periods and underperformed for the 1 year period.

The Absolute Return Fund follows a data-driven process to seek out the most attractive investment opportunities. The Fund is not limited to just stocks and bonds. The Fund invests in securities represented by the following investment indices:

●	Domestic Equity

o	Healthcare, Financial Services, Technology, Industrials, Oil & Gas, Basic Materials, Consumer Goods, Consumer Services, Utilities, Telecommunications.

●	Domestic Income

o	High Yield Bonds, Investment Grade Bonds, Preferred Stock

●	International Equity

o	Latin America, Western Europe, Australia, Asia, Russia, South Africa

●	International Income

o	Global Bonds (Established and Emerging Markets)

●	Alternative

o	Base Metals, Precious Metals, Energy Futures, Agricultural Futures, Currencies, REITS

The Fund also has the ability to short up to approximately 20% of its portfolio to provide an additional hedge against downward, spiraling markets.

We continue to believe that the Absolute Return Fund represents an excellent selection for long-term investors who are looking for a total return vehicle. As the Fund continues to season, we believe that performance will continue to improve relative to the broad market indices.

AmericaFirst Capital Management
Roseville, CA
866-960-1355
www.AmericaFirstFunds.com

AmericaFirst Quantitative Strategies Fund
(A Shares: AFIAX, C Shares: AFISX, I Shares AFIIX)

Objective: The Fund seeks to provide capital appreciation with a focus on producing positive returns regardless of the directions of financial markets.

AmericaFirst Quantitative Funds Performance Summary			6/30/2015		Periods ended

Fund, Classes					Since 11/3/2008	Since
Indexes	Inception	1-Year	3-Year	5-Year	Reformulation	Inception

Quantitative Strategies
Class A	9/28/2007	-6.29%	8.23%	10.58%	14.08%	0.70%
Class C	9/28/2007	-6.99%	7.51%	9.79%	13.64%	-0.03%
Class I	12/31/2014	N/A	N/A	N/A	N/A	-2.37%
S&P 500		7.42%	17.31%	17.34%	14.50%	6.24%
Lipper Alternative Multi-Strategy		1.32%	N/A	N/A	N/A	N/A
Lipper Absolute Return		-1.38%	2.48%	2.31%	3.00%	0.60%

Difference in Class A versus
S&P 500		-13.71%	-9.08%	-6.76%	-0.42%	-5.54%
Lipper Alternative Multi-Strategy		-7.61%	N/A	N/A	N/A	N/A
Lipper Absolute Return		-4.91%	5.75%	8.27%	11.08%	0.10%

The Fund’s investment adviser has entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) in order to limit annual fund operation expenses to 1.50%, 2.25% and 1.95% for Class A, Class C and Class I, respectively. These expense limitations will remain in effect until at least October 31, 2015 for Class A and C and October 31, 2016 for Class I. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This information was disclosed in the prospectus dated October 31, 2014.

In the Fiscal Year Ended June 30, 2015, the AmericaFirst Quantitative Strategies Fund Class A shares returned -6.29%. This compares to the S&P 500, which returned 7.42%. In the past five years the Fund class A shares have returned an annualized 10.58%, underperforming the S&P 500 by 6.76%. The Fund underperformed Lipper Alternative Multi-Strategy7 benchmark for the one year period. The Fund outperformed the Lipper Absolute Return Fund Index for the 3 and 5 year periods as well as since inception and underperformed for the 1 year period.

[7]	The Lipper Alternative Multi-Strategy Fund Index has an inception date of September 28, 2012.

AmericaFirst Capital Management
Roseville, CA
866-960-1355
www.AmericaFirstFunds.com

The Fund’s strategy was reformulated in November 2008 to the current multi-strategy focus. Since the reformulation, the Fund has gained 14.08% versus an increase of 14.50% for the S&P 500 and 3.00% for the Lipper benchmark.

The Quantitative Strategies Fund currently employs the following five AmericaFirst Investment Models:

●	All Assets Model

o	With the ability to select from a starting universe of over 30 different investment indices and over 50,000 securities. The All Assets Model seeks diversification beyond stocks and bonds.

●	Seasonal Model

o	The Seasonal Model seeks to exploit seasonal trends dating back to the early 1900s by owning stocks November through April and bonds May through October.

●	Defensive Stock Model

o	The Defensive Stock Model seeks capital appreciation through all stock market cycles by investing in a portfolio of defensive, non-cyclical stocks of companies whose earnings are less impacted by economic conditions. Defensive sectors include Utilities, Healthcare and Consumer Staples.

●	Corporate Bond Model

o	The Corporate Bond Model provides an unemotional and time tested approach to selecting bonds. The Model selects from a historical database of over ½ million bonds based on traditional evaluation criteria combined with technical analysis typically reserved for the equity and commodity markets.

●	Master Limited Partnerships (MLP) Model

o	The MLP Model selects from the 25 most liquid limited partnerships by evaluating a company’s earnings, valuation and price momentum.

Overall risk and portfolio statistics remain favorable. The Fund has experienced a 91% upside capture ratio and a 73% downside capture ratio since inception. Up correlation is 73% versus down correlation of 68%. Up Beta is 0.94 while down Beta is 0.72.

We continue to believe that the Quantitative Strategies Fund represents an excellent selection for investors who are looking for a core portfolio allocation designed to provide favorable returns versus the S&P 500 and relevant benchmark indices that seeks less overall portfolio volatility and risk.

AmericaFirst Capital Management
Roseville, CA
866-960-1355
www.AmericaFirstFunds.com

AmericaFirst Seasonal Trends Fund
(A Shares: STQAX, U Shares: STQUX, I Shares: STQIX)

Objective: The Fund seeks to achieve capital appreciation with a focus on producing positive returns regardless of the direction of the financial markets.

AmericaFirst Quantitative Funds Performance Summary			6/30/2015	Periods ended

Fund, Classes					Since
Indexes	Inception	1-Year	3-Year	5-Year	Inception

Seasonal Trends
Class A	10/31/2013	-2.36%	N/A	N/A	0.75%
Class U	10/31/2013	-2.84%	N/A	N/A	0.28%
Class I	10/31/2013	-1.93%	N/A	N/A	1.25%
DJ US Moderately Conservative		3.62%	N/A	N/A	6.46%

Difference in Class A versus
DJ US Moderately Conservative		-5.98%	N/A	N/A	-5.71%

The Fund’s investment adviser has entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive, with respect to the Fund’s Class A and U shares, of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation and with respect to the Fund’s Class I shares, exclusive of any front-end or contingent deferred loads, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund fees and expenses or extraordinary expenses such as litigation) in order to limit annual fund operation expenses to 2.45%, 2.95% and 1.95% for Class A, Class U and Class I, respectively. These expense limitations will remain in effect until at least October 31, 2015. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This information was disclosed in the prospectus dated October 31, 2014.

The Seasonal Trends Fund was launched on October 31, 2013. During the Fiscal Year ending June 30, 2015, the AmericaFirst Seasonal Trends Fund Class A shares declined by -2.36%. The Fund has underperformed the Dow Jones US Moderately Conservative Index benchmark in the 1 year and since inception periods.

AmericaFirst Capital Management
Roseville, CA
866-960-1355
www.AmericaFirstFunds.com

The Seasonal Trends Fund employs a “Seasonal” strategy to allocate assets between equity and fixed income securities. This strategy is based upon the Advisor’s study of seasonal price patterns in asset classes over various time periods. The Advisor anticipates rebalancing Fund holdings to reduce equity exposure in May and increasing it in November.

Summary:

The Advisor, AmericaFirst Capital Management, was founded by a group of financial advisors with one primary goal in mind: to design and sponsor investment products which serve the needs and objectives of our peers, their clients and investors. As advisors, we understand that you are perpetually seeking to identify ways to maximize value for your investment portfolios, while at the same time sheltering them from excess risk. We also believe that one of the greatest risks in the investment process is relying on too little information or too much emotion when selecting securities. We therefore strive to create products that both fill a need in the investment community, while at the same time identifying the quantitative ‘fingerprints’ of success.

We want to thank you again for placing your trust in AmericaFirst’s investment process. In return, we will strive to continue providing the best products and solutions for you and your client’s needs.

Best Regards,

Rick Gonsalves

Portfolio Manager and CEO, AmericaFirst Capital Management, LLC

Definitions:

1.	Beta is a measure of a security’s volatility relative to the market. Up Beta measures the relative volatility in positive markets while Down Beta measures the relative volatility in down markets.

2.	Correlation is a statistical measure of how investments move in relation to each other. Up Correlation measures the relationship of the Fund to stocks in positive markets while Down Correlation measures the relationship of the Fund to stocks in down markets.

3.	Up-capture compares an investment’s performance against its benchmark during periods when the benchmark’s performance is positive, while Down-capture compares the investment’s performance against the benchmark during periods when the benchmark’s performance is negative. A value of 100% for either ratio implies that the investment fully captures, or matches, the benchmark return during the period evaluated. A value of greater than 100% indicates that the investment captured more upside or downside than the benchmark.

4.	Standard Deviation shows how much variation or “dispersion” exists from the average (mean, or expected value). A low standard deviation indicates that the data points tend to be very close to the mean (or less volatile); whereas high standard deviation indicates that the data points are spread out over a large range of values (more volatile).

AmericaFirst Capital Management
Roseville, CA
866-960-1355
www.AmericaFirstFunds.com

5.	S&P 500 Index - The S&P 500® has been widely regarded as the best single gauge of the large cap U.S. equities market since the index was first published in 1957. The index has over US$ 5.58 trillion benchmarked, with index assets comprising approximately US$ 1.31 trillion of this total. The index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

6.	Dow Jones US Moderately Conservative Portfolio Index: This index is a weighted average of other stock, bond, and cash indexes. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. The equities position (which is close to 40% of the portfolio) is constructed by equally weighting six Dow Jones U.S. Style Indexes (Large Growth, Large Value, Mid Growth, Mid Value, Small Growth and Small Value). The bond and cash position (which is close to 60% of the portfolio) is composed of various Barclays U.S. fixed income indexes.

7.	Lipper Absolute Return: Absolute Return portfolios seek to achieve an absolute return in the reference currency within a certain value at risk quintile relative to that reference currency group.

8.	Lipper Long Short Equity: Long Short portfolios employ strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

9.	Lipper Flexible Income – Funds that emphasize income generation by investing at least 85% of their assets in debt issues and preferred and convertible securities. Common stocks and warrants cannot exceed 15%.

10.	Lipper Alternative Multi-Strategy – Funds that, by prospectus language, seek total returns through the management of several different hedge-like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager.

11.	The Barclays Aggregate Bond Index, which used to be called the “Lehman Aggregate Bond Index,” is a broad base index, maintained by Barclays Capital, which took over the index business of the now defunct Lehman Brothers, and is often used to represent investment grade bonds being traded in United States. Index funds and exchange-traded funds are available that track this bond index.

4562-NLD-8/10/2015

AmericaFirst Capital Management
Roseville, CA
866-960-1355
www.AmericaFirstFunds.com

AMERICAFIRST QUANTITATIVE FUNDS	ANNUAL REPORT
June 30, 2015

COMPARISON OF A $10,000 INVESTMENT IN THE AMERICAFIRST DEFENSIVE GROWTH FUND

CLASS A SHARES AND THE S&P 500 TOTAL RETURN INDEX (Unaudited)

Average Annual Total Return

				Commencement of
				Operations
				through June 30,
		One Year	3 Year	2015 (1)
Class A	Without sales load	7.23%	13.18%	11.43%
	With sales load	1.86%	11.28%	10.04%
Class U	Without sales load	6.68%	12.62%	10.82%
	With sales load	3.98%	11.69%	10.13%
Class I		8.45%	14.22%	12.35%
S&P 500 Total Return Index		7.42%	17.31%	13.97%

(1)	AmericaFirst Defensive Growth Fund Class A, Class U and Class I shares commenced operations on May 23, 2011. Redemption fees are a 1% of amount redeemed, if sold within 90 days.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-217-8363.

The above graph depicts the performance of the AmericaFirst Defensive Growth Fund Class A shares versus the S&P 500 Total Return Index. The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the AmericaFirst Defensive Growth Fund, which will not invest in certain securities comprising this index.

AMERICAFIRST QUANTITATIVE FUNDS	ANNUAL REPORT
June 30, 2015

COMPARISON OF A $10,000 INVESTMENT IN THE AMERICAFIRST INCOME TRENDS FUND CLASS A SHARES AND THE BARCLAYS AGGREGATE BOND INDEX (Unaudited)

Average Annual Total Return

				Commencement of
				Operations
				through June 30,
		One Year	Three Year	2015 (1)
Class A	Without sales load	(5.54)%	3.69%	2.90%
	With sales load	(9.36)%	2.28%	2.05%
Class U	Without sales load	(6.01)%	3.20%	2.38%
	With sales load	(7.90)%	2.53%	1.98%
Class I		(4.72)%	4.39%	3.52%
Barclays Aggregate Bond Index		1.86%	1.83%	3.34%

(1)	AmericaFirst Income Trends Fund Class A, Class U and Class I shares commenced operations on July 1, 2010.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-217-8363.

The above graph depicts the performance of the AmericaFirst Income Trends Fund Class A shares versus the Barclays Aggregate Bond Index. The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

As with any fund, save an index fund, that commonly compares its performance to the Barclays Aggregate Bond Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the AmericaFirst Income Trends Fund, which will not invest in certain securities comprising this index.

AMERICAFIRST QUANTITATIVE FUNDS	ANNUAL REPORT
June 30, 2015

COMPARISON OF A $10,000 INVESTMENT IN THE AMERICAFIRST ABSOLUTE RETURN FUND CLASS A SHARES AND THE S&P 500 TOTAL RETURN INDEX (Unaudited)

Average Annual Total Return

					Commencement of Operations
		1 Year	3 Year	5 Year	through June 30, 2015 (1)
Class A	Without sales load	(2.50)%	8.10%	4.33%	4.33%
	With sales load	(7.36)%	6.26%	6.41%	3.32%
Class U	Without sales load	(2.97)%	7.56%	6.95%	3.79%
	With sales load	(5.38)%	6.64%	6.42%	3.30%
Class I (2)		(1.55)%	8.87%	N/A	7.39%
S&P 500 Total Return Index		7.42%	17.31%	17.34%	14.80%

(1)	AmericaFirst Absolute Return Fund Class A and Class U shares commenced operations on February 26, 2010. Benchmark since inception return assumes inception date of February 26, 2010.

(2)	AmericaFirst Absolute Return Fund Class I commenced operations on July 12, 2010.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-217-8363.

The above graph depicts the performance of the AmericaFirst Absolute Return Fund Class A shares versus the S&P 500 Total Return Index. The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the AmericaFirst Absolute Return Fund, which will not invest in certain securities comprising this index.

AMERICAFIRST QUANTITATIVE FUNDS	ANNUAL REPORT
June 30, 2015

COMPARISON OF A $10,000 INVESTMENT IN THE AMERICAFIRST QUANTITATIVE STRATEGIES FUND AND THE S&P 500 TOTAL RETURN INDEX (Unaudited)

Average Annual Total Return

					Commencement of
					Operations
		1 Year	3 Year	5 Year	through June 30, 2015
Class A (1)	Without sales load	(6.29)%	8.23%	10.58%	0.70%
	With sales load	(10.03)%	6.77%	9.69%	0.17%
Class C (1)	Without sales load	(6.99)%	7.51%	9.79%	(0.03)%
	With sales load	(7.92)%	7.13%	9.56%	(0.16)%
Class I (2)		N/A	N/A	N/A	(2.37)%
S&P 500 Total Return Index		7.42%	17.31%	17.34%	6.24%

(1)	AmericaFirst Quantitative Strategies Fund Class A and Class C shares commenced operations on September 28, 2007. Benchmark since inception return assumes inception date of September 28, 2007.

(2)	AmericaFirst Quantitative Strategies Fund Class I shares commenced operations on December 31, 2014.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-217-8363.

The above graph depicts the performance of the AmericaFirst Quantitative Strategies Fund Class A and C Shares versus the S&P 500 Total Return Index. The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the AmericaFirst Quantitative Strategies Fund, which will not invest in certain securities comprising this index.

AMERICAFIRST QUANTITATIVE FUNDS	ANNUAL REPORT
June 30, 2015

COMPARISON OF A $10,000 INVESTMENT IN THE AMERICAFIRST SEASONAL TRENDS FUND CLASS A SHARES AND THE DOW JONES U.S. MODERATELY CONSERVATIVE PORTFOLIO INDEX(Unaudited)

Total Return

			Commencement of Operations
		1 Year	through June 30, 2015 (1)
Class A	Without sales load	(2.36)%	0.75%
	With sales load	(7.28)%	(2.33)%
Class U	Without sales load	(2.84)%	0.28%
	With sales load	(5.31)%	(1.26)%
Class I (2)		(1.93)%	1.25%
Dow Jones U.S. Moderately Conservative Portfolio Index		3.62%	6.46%

(1)	AmericaFirst Seasonal Trends Fund Class A, Class U, and Class I shares commenced operations on October 31, 2013. Benchmark since inception return assumes inception date of October 31, 2013.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-217-8363.

The above graph depicts the performance of the AmericaFirst Seasonal Trends Fund Class A shares versus the Dow Jones U.S. Moderately Conservative Portfolio Index. The Dow Jones U.S. Moderately Conservative Portfolio Index This index is a weighted average of other stock, bond, and cash indexes. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. The equities position (which is close to 40% of the portfolio) is constructed by equally weighting six Dow Jones U.S. Style Indexes (Large Growth, Large Value, Mid Growth, Mid Value, Small Growth and Small Value). The bond and cash position (which is close to 60% of the portfolio) is composed of various Barclays U.S. fixed income indexes.

As with any fund, save an index fund, that commonly compares its performance to the Dow Jones U.S. Moderately Conservative Portfolio Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the AmericaFirst Seasonal Trends Fund, which will not invest in certain securities comprising this index.

AMERICAFIRST QUANTITATIVE FUNDS	ANNUAL REPORT

EXPENSE EXAMPLE

Information About Your Fund’s Expenses (Unaudited)

Total Fund operating expense ratios as stated in the current Fund’s prospectus dated October 31, 2014 were as follows:

AmericaFirst Defensive Growth Fund Class A, gross of fee waivers or expense reimbursements	3.60%
AmericaFirst Defensive Growth Fund Class A, after waiver and reimbursement	3.35%
AmericaFirst Defensive Growth Fund Class U, gross of fee waivers or expense reimbursements	4.10%
AmericaFirst Defensive Growth Fund Class U, after waiver and reimbursement	3.85%
AmericaFirst Defensive Growth Fund Class I, gross of fee waivers or expense reimbursements	3.10%
AmericaFirst Defensive Growth Fund Class I, after waiver and reimbursement	1.95%

AmericaFirst Income Trends Fund Class A, gross of fee waivers or expense reimbursements	2.47%
AmericaFirst Income Trends Fund Class A, after waiver and reimbursement	2.24%
AmericaFirst Income Trends Fund Class U, gross of fee waivers or expense reimbursements	2.97%
AmericaFirst Income Trends Fund Class U, after waiver and reimbursement	2.74%
AmericaFirst Income Trends Fund Class I, gross of fee waivers or expense reimbursements	1.98%
AmericaFirst Income Trends Fund Class I, after waiver and reimbursement	1.43%

AmericaFirst Absolute Return Fund Class A, gross of fee waivers or expense reimbursements	3.09%
AmericaFirst Absolute Return Fund Class A, after fee waiver and reimbursements	2.51%
AmericaFirst Absolute Return Fund Class U, gross of fee waivers or expense reimbursements	3.59%
AmericaFirst Absolute Return Fund Class U, after fee waiver and reimbursements	3.01%
AmericaFirst Absolute Return Fund Class I, gross of fee waivers or expense reimbursements	2.60%
AmericaFirst Absolute Return Fund Class I, after fee waiver and reimbursements	1.79%

AmericaFirst Quantitative Strategies Fund Class A, gross of fee waivers or expense reimbursements	1.82%
AmericaFirst Quantitative Strategies Fund Class A, after waiver and reimbursement	1.56%
AmericaFirst Quantitative Strategies Fund Class C, gross of fee waivers or expense reimbursements	2.56%
AmericaFirst Quantitative Strategies Fund Class C, after waiver and reimbursement	2.31%
AmericaFirst Quantitative Strategies Fund Class I, gross of fee waivers or expense reimbursements	1.57%*
AmericaFirst Quantitative Strategies Fund Class I, after fee waiver and reimbursements	1.57%*

AmericaFirst Seasonal Trends Fund Class A, gross of fee waivers or expense reimbursements	2.78%
AmericaFirst Seasonal Trends Fund Class A, after fee waiver and reimbursements	2.49%
AmericaFirst Seasonal Trends Fund Class U, gross of fee waivers or expense reimbursements	3.19%
AmericaFirst Seasonal Trends Fund Class U, after fee waiver and reimbursements	2.99%
AmericaFirst Seasonal Trends Fund Class I, gross of fee waivers or expense reimbursements	2.08%
AmericaFirst Seasonal Trends Fund Class I, after fee waiver and reimbursements	1.99%

* Estimated, as stated in class I prospectus dated December 30, 2014

The Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the AmericaFirst Defensive Growth Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, and extraordinary expenses) at 2.45% for Class A shares, 2.95% for Class U shares and 1.94% for Class I shares of the AmericaFirst Defensive Growth Fund’s average daily net assets through October 31, 2015. However, as of November 8, 2013, Class I shares do not exclude borrowing costs from the expense limitation. Total Gross Operating Expenses during the year ended June 30, 2015 were 3.39% for Class A, 3.88% for Class U and 2.85% for Class I of the AmericaFirst Defensive Growth Fund. The Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the AmericaFirst Income Trends Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, and extraordinary expenses) at 2.20% for Class A shares, 2.70% for Class U shares and 1.40% for Class I shares of the AmericaFirst Income Trends Fund’s average daily net assets through October 31, 2015. However, as of November 8, 2013, Class I shares do not exclude borrowing costs from the expense limitation. Total Gross Operating Expenses during the year ended June 30, 2015 were 2.43% for Class A, 2.93% for Class U and 1.93% for Class I of the AmericaFirst Income Trends Fund. The Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Absolute Return Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, and extraordinary expenses) at 2.45% for Class A shares, 2.95% for Class U shares and 1.74% for Class I shares of the AmericaFirst Absolute Return Fund’s average daily net assets through October 31, 2015. However, as of November 8, 2013, Class I shares do not exclude borrowing costs from the expense limitation. Total Gross Operating Expenses during the year ended June 30, 2015 were 3.40% for Class A and 3.89% for Class U and 2.88% for Class I of the AmericaFirst Absolute Return Fund. The Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Quantitative Strategies Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, and extraordinary expenses) at 1.50% for Class A shares, 2.25% for Class C shares and 1.95% for Class I shares of the AmericaFirst Quantitative Strategies Fund’s average daily net assets through October 31, 2015 and through October 31, 2016 for Class I shares. Total Gross Operating Expenses during the year or period ended June 30, 2015 were 1.66% for Class A and 2.41% for Class C and 1.37% for Class I of the AmericaFirst Quantitative Strategies Fund. The Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Seasonal Trends Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds, and extraordinary expenses) at 2.45% for Class A shares, 2.95% for Class U shares and 1.95% for Class I shares of the AmericaFirst Seasonal Trends Fund’s average daily net assets through October 31, 2015. Total Gross Operating Expenses during the year ended June 30, 2015 were 2.74% for Class A and 3.23% for Class U and 2.22% for Class I of the AmericaFirst Seasonal Trends Fund. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 3) sections of this report for gross and net expense related disclosure during the year ended June 30, 2015.

AMERICAFIRST QUANTITATIVE FUNDS	ANNUAL REPORT

EXPENSE EXAMPLE

Information About Your Fund’s Expenses (Unaudited) (Continued)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period (1/1/15) and held for the entire period through 6/30/15.

Actual Expenses

The first section of each table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period/year.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the six month period from January 1, 2015 through June 30, 2015

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
Actual Fund Return (in parentheses)	1/1/15	6/30/15	Period*

AmericaFirst Defensive Growth Fund Class A (+4.44%)	$ 1,000.00	$ 1,044.40	$ 15.75
AmericaFirst Defensive Growth Fund Class U (+4.19%)	1,000.00	1,041.90	18.26
AmericaFirst Defensive Growth Fund Class I (+4.89%)	1,000.00	1,048.90	11.48

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
Hypothetical 5% Fund Return	1/1/15	6/30/15	Period*

AmericaFirst Defensive Growth Fund Class A	$ 1,000.00	$ 1,009.39	$ 15.48
AmericaFirst Defensive Growth Fund Class U	1,000.00	1,006.91	17.95
AmericaFirst Defensive Growth Fund Class I	1,000.00	1,013.59	11.28

*	Expenses are equal to the Fund’s annualized expense ratios of 3.11%, 3.61% and 2.26% for the AmericaFirst Defensive Growth Fund Class A, Class U and Class I shares, respectively; multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

AMERICAFIRST QUANTITATIVE FUNDS	ANNUAL REPORT

EXPENSE EXAMPLE

Information About Your Fund’s Expenses (Unaudited) (Continued)

Expenses and Value of a $1,000 Investment for the six month period from January 1, 2015 through June 30, 2015

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
Actual Fund Return (in parentheses)	1/1/15	6/30/15	Period*

AmericaFirst Income Trends Fund Class A (-0.60%)	$ 1,000.00	$ 994.00	$ 10.91
AmericaFirst Income Trends Fund Class U (-0.85%)	1,000.00	991.50	13.36
AmericaFirst Income Trends Fund Class I (-0.23%)	1,000.00	997.70	7.17

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
Hypothetical 5% Fund Return	1/1/15	6/30/15	Period*

AmericaFirst Income Trends Fund Class A	$ 1,000.00	$ 1,013.85	$ 11.02
AmericaFirst Income Trends Fund Class U	1,000.00	1,011.37	13.50
AmericaFirst Income Trends Fund Class I	1,000.00	1,017.61	7.25

*	Expenses are equal to the Fund’s annualized expense ratios of 2.21%, 2.71% and 1.45% for the AmericaFirst Income Trends Fund Class A, Class U and Class I shares, respectively; multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Expenses and Value of a $1,000 Investment for the six month period from January 1, 2015 through June 30, 2015

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
Actual Fund Return (in parentheses)	1/1/15	6/30/15	Period**

AmericaFirst Absolute Return Fund Class A (-3.86%)	$ 1,000.00	$ 961.40	$ 13.86
AmericaFirst Absolute Return Fund Class U (-4.03%)	1,000.00	959.70	16.27
AmericaFirst Absolute Return Fund Class I (-3.22%)	1,000.00	967.80	6.73

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
Hypothetical 5% Fund Return	1/1/15	6/30/15	Period**

AmericaFirst Absolute Return Fund Class A	$ 1,000.00	$ 1,010.66	$ 14.21
AmericaFirst Absolute Return Fund Class U	1,000.00	1,008.19	16.68
AmericaFirst Absolute Return Fund Class I	1,000.00	1,017.95	6.91

**	Expenses are equal to the Fund’s annualized expense ratios of 2.85%, 3.35% and 1.38% for the AmericaFirst Absolute Return Fund Class A, Class U and Class I shares, respectively; multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

AMERICAFIRST QUANTITATIVE FUNDS	ANNUAL REPORT

EXPENSE EXAMPLE

Information About Your Fund’s Expenses (Unaudited) (Continued)

Expenses and Value of a $1,000 Investment for the six month period from January 1, 2015 through June 30, 2015

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
Actual Fund Return (in parentheses)	1/1/15	6/30/15	Period*

AmericaFirst Quantitative Strategies Fund Class A (-2.35%)	$ 1,000.00	$ 976.50	$ 7.43
AmericaFirst Quantitative Strategies Fund Class C (-2.60%)	1,000.00	974.00	11.09
AmericaFirst Quantitative Strategies Fund Class I (-2.37%)	1,000.00	976.30	6.74

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
Hypothetical 5% Fund Return	1/1/15	6/30/15	Period*

AmericaFirst Quantitative Strategies Fund Class A	$ 1,000.00	$ 1,017.28	$ 7.58
AmericaFirst Quantitative Strategies Fund Class C	1,000.00	1,013.56	11.31
AmericaFirst Quantitative Strategies Fund Class I	1,000.00	1,017.97	6.89

*	Expenses are equal to the Fund’s annualized expense ratios of 1.52%, 2.27%, and 1.38% for the AmericaFirst Quantitative Strategies Fund Class A, Class C and Class I shares, respectively; multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Expenses and Value of a $1,000 Investment for the six month period from January 1, 2015 through June 30, 2015

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
Actual Fund Return (in parentheses)	1/1/15	6/30/15	Period**

AmericaFirst Seasonal Trends Fund Class A (-1.20%)	$ 1,000.00	$ 988.00	$ 12.07
AmericaFirst Seasonal Trends Fund Class U (-1.37%)	1,000.00	986.30	14.52
AmericaFirst Seasonal Trends Fund Class I (-0.98%)	1,000.00	990.20	9.59

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
Hypothetical 5% Fund Return	1/1/15	6/30/15	Period**

AmericaFirst Seasonal Trends Fund Class A	$ 1,000.00	$ 1,012.66	$ 12.21
AmericaFirst Seasonal Trends Fund Class U	1,000.00	1,010.17	14.70
AmericaFirst Seasonal Trends Fund Class I	1,000.00	1,015.15	9.71

**	Expenses are equal to the Fund’s annualized expense ratios of 2.45%, 2.95% and 1.94% for the AmericaFirst Seasonal Trends Fund Class A, Class U and Class I shares, respectively; multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-877-217-8363. Please read it carefully before you invest or send money.

AmericaFirst Defensive Growth Fund
SCHEDULE OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 99.2%
	AGRICULTURE - 4.4%
34,284	Andersons, Inc. (a)	$1,337,076
35,222	Archer-Daniels-Midland Co. (a)	1,698,405
		3,035,481
	BEVERAGES - 9.2%
85,420	Coca-Cola HBC AG	1,836,486
8,235	Keurig Green Mountain, Inc. (a)	631,048
119,598	Kirin Holdings Co., Ltd.	1,648,346
16,312	Monster Beverage Corp. * (a)	2,186,134
		6,302,014
	BIOTECHNOLOGY - 5.7%
16,184	Isis Pharmaceuticals, Inc. * (a)	931,389
12,517	United Therapeutics Corp. * (a)	2,177,332
6,112	Vertex Pharmaceuticals, Inc. * (a)	754,710
		3,863,431
	COMMERCIAL SERVICES - 2.7%
28,477	Parexel International Corp. * (a)	1,831,356

	ELECTRIC - 12.4%
119,402	AES Corp. (a)	1,583,271
377,492	EDP - Energias de Portugal SA	1,431,377
4,750	EDP Renovaveis SA	33,589
55,704	Electricite de France SA	1,240,639
18,454	Entergy Corp. (a)	1,301,007
68,784	MDU Resources Group, Inc. (a)	1,343,352
38,603	Public Service Enterprise Group, Inc. (a)	1,516,326
		8,449,561
	ENERGY-ALTERNATE SOURCES - 2.3%
1,390,611	China Longyuan Power Group Corp., Ltd. (a)	1,546,200

	FOOD - 14.2%
40,178	Calavo Growers, Inc. (a)	2,086,444
45	Chocoladefabriken Lindt & Sprungli AG	241,883
45,142	Ingles Markets, Inc. (a)	2,156,433
4,789	Ingredion, Inc. (a)	382,210
56,699	Pilgrim’s Pride Corp. (a)	1,302,376
21,561	Sanderson Farms, Inc. (a)	1,620,525
60,341	Snyder’s-Lance, Inc. (a)	1,947,204
		9,737,075
	GAS - 2.0%
23,400	National Fuel Gas Co. (a)	1,378,026

	HEALTHCARE-PRODUCTS - 5.0%
9,655	CR Bard, Inc. (a)	1,648,108
12,605	Edwards Lifesciences Corp. * (a)	1,795,330
		3,443,438

The accompanying notes are an integral part of these financial statements.

AmericaFirst Defensive Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	HEALTHCARE-SERVICES - 24.3%
17,900	Aetna, Inc. (a)	$2,281,534
12,542	Anthem, Inc. (a)	2,058,644
15,437	Cigna Corp. (a)	2,500,794
22,070	HCA Holdings, Inc. * (a)	2,002,190
30,179	Health Net, Inc. * (a)	1,935,077
14,213	Laboratory Corp. of America Holdings * (a)	1,722,900
22,824	LifePoint Hospitals, Inc. * (a)	1,984,547
30,709	Molina Healthcare, Inc. * (a)	2,158,843
		16,644,529
	PHARMACEUTICALS - 8.9%
19,072	Express Scripts Holding Co. * (a)	1,696,264
103,553	Infinity Pharmaceuticals, Inc. * (a)	1,133,905
50,966	Otsuka Holdings Co., Ltd.	1,626,304
149,236	Sumitomo Dainippon Pharma Co., Ltd.	1,645,707
		6,102,180
	RETAIL - 2.9%
235,609	Rite Aid Corp. * (a)	1,967,335

	SOFTWARE - 2.7%
83,345	MedAssets, Inc. * (a)	1,838,591

	WATER - 2.5%
84,267	Veolia Environment SA	1,716,329

	TOTAL COMMON STOCK (Cost - $62,885,543)	67,855,546

	SHORT-TERM INVESTMENTS - 1.1%
	MONEY MARKET FUND - 1.1%
738,858	Dreyfus Cash Management, Institutional Shares - 0.04% **	738,858
	TOTAL SHORT-TERM INVESTMENTS (Cost - $738,858)

	TOTAL INVESTMENTS IN SECURITIES HELD LONG - 100.3% (Cost - $63,624,401) (b)	$68,594,404
	TOTAL INVESTMENTS IN SECURITIES SOLD SHORT - (24.8)% (Proceeds - $14,621,890) (b)	(16,958,750)
	OTHER ASSETS LESS LIABILITIES - 24.5%	16,751,030
	NET ASSETS - 100.0%	$68,386,684

	INVESTMENTS IN SECURITIES SOLD SHORT* - (24.8)%
	COMMON STOCK - (24.8)%
	APPAREL - (1.3)%
(26,616)	Hanesbrands, Inc.	(886,845)

	BANKS - (1.4)%
(24,073)	Webster Financial Corp.	(952,087)

	BEVERAGES - (0.9)%
(8,235)	Keurig Green Mountain, Inc.	(631,048)

The accompanying notes are an integral part of these financial statements.

AmericaFirst Defensive Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	BIOTECHNOLOGY - (6.3)%
(16,317)	AMAG Pharmaceuticals, Inc.	$(1,126,852)
(16,184)	Isis Pharmaceuticals, Inc.	(931,389)
(14,364)	Ultragenyx Pharmaceutical, Inc.	(1,470,730)
(6,112)	Vertex Pharmaceuticals, Inc.	(754,711)
		(4,283,682)

	ELECTRONICS - (1.4)%
(17,440)	PerkinElmer, Inc.	(918,042)

	FOOD - (1.8)%
(4,789)	Ingredion, Inc.	(382,210)
(10,238)	Kraft Foods Group, Inc.	(871,663)
		(1,253,873)
	HEALTHCARE-PRODUCTS - (1.0)%
(12,425)	ResMed, Inc.	(700,397)

	PHARMACEUTICALS - (3.1)%
(27,367)	ACADIA Pharmaceuticals, Inc.	(1,146,130)
(5,387)	Perrigo Co. PLC	(995,679)
		(2,141,809)
	PIPELINES - (3.9)%
(21,205)	Kinder Morgan, Inc.	(814,060)
(10,965)	SemGroup Corp.	(871,498)
(17,630)	Williams Cos., Inc.	(1,011,786)
		(2,697,344)
	REAL ESTATE INVESTMENT TRUST - (2.1)%
(39,032)	Government Properties Income Trust	(724,044)
(40,193)	Senior Housing Properties Trust	(705,387)
		(1,429,431)
	SEMICONDUCTORS - (1.6)%
(20,785)	Altera Corp.	(1,064,192)

	TOTAL COMMON STOCK SOLD SHORT (Proceeds $14,621,890)	(16,958,750)

	TOTAL INVESTMENTS IN SECURITIES SOLD SHORT (Proceeds $14,621,890)	$(16,958,750)

ADR - American Depositary Receipt

PLC - Public Limited Company

*	Non-income producing security.

**	The rate shown represents the rate at June 30, 2015 and is subject to change daily.

(a)	All or a portion of the security is segregated as collateral for securities sold short at June 30, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including short sales, is $49,044,359 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$8,442,124
Unrealized depreciation:	(5,850,829)
Net unrealized appreciation:	$2,591,295

The accompanying notes are an integral part of these financial statements.

AmericaFirst Defensive Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2015

The Fund’s holdings were divided among the following economic sectors (Unaudited):

	Value	Percentage
HEALTHCARE-SERVICES	$16,644,529	32.23%
FOOD, NET	8,483,202	16.43%
ELECTRIC	8,449,561	16.36%
BEVERAGES, NET	5,670,966	10.98%
PHARMACEUTICALS, NET	3,960,371	7.67%
AGRICULTURE	3,035,481	5.88%
HEALTHCARE-PRODUCTS, NET	2,743,041	5.31%
RETAIL	1,967,335	3.81%
SOFTWARE	1,838,591	3.56%
COMMERICAL SERVICES	1,831,356	3.55%
WATER	1,716,329	3.32%
ENERGY-ALTERNATE SOURCES	1,546,200	2.99%
GAS	1,378,026	2.67%
MONEY MARKET FUND	738,858	1.43%
BIOTECHNOLOGY, NET	(420,251)	-0.81%
APPAREL	(886,845)	-1.72%
ELECTRONICS	(918,042)	-1.78%
BANKS	(952,087)	-1.84%
SEMICONDUCTORS	(1,064,192)	-2.06%
REAL ESTATE INVESTMENT TRUSTS	(1,429,431)	-2.77%
PIPELINES	(2,697,344)	-5.21%
Total Portfolio Holdings	$51,635,654	100.00%

The percentages in the above table are based on market value of the Fund’s portfolio holdings as of June 30, 2015 and are subject to change.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Income Trends Fund
SCHEDULE OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 62.1%
	AEROSPACE/DEFENSE - 2.2%
2,781	TransDigm Group, Inc. *	$624,807

	AUTO MANUFACTURERS - 1.9%
16,167	General Motors Co.	538,846

	BUILDING MATERIALS - 2.3%
31,000	Norbord, Inc.	650,893

	COMMERCIAL SERVICES - 12.0%
21,016	Booz Allen Hamilton Holding Corp.	530,444
11,637	Insperity, Inc.	592,323
7,383	Macquarie Infrastructure Co. LLC	610,057
26,463	Quad/Graphics, Inc.	489,830
31,707	RR Donnelley & Sons Co.	552,653
14,383	Sotheby’s	650,687
		3,425,994
	DIVERSIFIED FINANCIAL SERVICES - 2.2%
109,515	Platinum Asset Management, Ltd.	629,698

	ELECTRIC - 7.3%
1,246,155	China Power International Development, Ltd.	949,975
13,738	Southern Co.	575,622
31,361	TECO Energy, Inc.	553,835
		2,079,432
	ENTERTAINMENT - 2.0%
26,643	Regal Entertainment Group	557,105

	FOOD - 2.3%
121	Chocoladefabriken Lindt & Sprungli AG	650,396

	HOUSEWARES - 1.9%
9,052	Scotts Miracle-Gro Co.	535,969

	PIPELINES - 2.0%
16,896	Enbridge Energy Partners LP	563,144

	REAL ESTATE - 2.4%
16,180	HFF, Inc.	675,191

	REAL ESTATE INVESTMENT TRUSTS - 7.4%
15,108	Corrections Corp. of America	499,773
614,749	Fortune Real Estate Investment Trust	619,301
10,216	LTC Properties, Inc.	424,986
25,634	Mercialys SA	571,349
		2,115,409

The accompanying notes are an integral part of these financial statements.

AmericaFirst Income Trends Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	RETAIL - 2.4%
234,231	Luk Fook Holdings International, Ltd.	$690,372

	TELECOMMUNICATIONS - 9.1%
14,365	BCE, Inc.	610,512
16,588	Drillisch AG	738,804
34,259	IDT Corp.	619,403
45,745	Vtech Holdings, Ltd.	607,172
		2,575,891
	TEXTILES - 4.7%
8,386	G&K Services, Inc.	579,808
471,079	Pacific Textiles Holdings, Ltd.	752,258
		1,332,066
	TOTAL COMMON STOCK (Cost - $17,626,848)	17,645,213
Principal
	BONDS & NOTES - 37.3%
	CHEMICALS - 3.6%
$840,000	Dow Chemical Co., 8.55%, 5/15/19	1,025,022

	DISTRIBUTION / WHOLESALE - 3.2%
870,000	VWR Funding, Inc., 7.25%, 9/15/17	901,537

	DIVERSIFIED FINANCIAL SERVICES - 3.5%
870,000	HSBC Finance Corp., 6.676%, 1/15/21	1,007,689

	ELECTRIC - 4.8%
360,000	NRG Energy, Inc., 8.25%, 9/1/20	378,000
820,000	Pacific Gas & Electric Co., 6.05%, 3/1/34	988,738
		1,366,738
	HEALTHCARE-SERVICES - 1.3%
340,000	Tenet Healthcare Corp., 8.125%, 4/1/22	372,640

	OIL & GAS - 3.4%
780,000	ConocoPhillips, 6.50%, 2/1/39	969,931

	PHARMACEUTICALS - 3.5%
710,000	Pfizer, Inc., 7.20%, 3/15/39	981,231

	PIPELINES - 0.9%
240,000	Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	246,000

	RETAIL - 2.9%
750,000	Wal-Mart Stores, Inc., 5.00%, 10/25/40	822,055

The accompanying notes are an integral part of these financial statements.

AmericaFirst Income Trends Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2015

Principal		Value
	SOFTWARE - 1.3%
$320,000	First Data Corp., 12.625%, 1/15/21	$370,400

	TELECOMMUNICATIONS - 8.9%
660,000	British Telecommunications PLC, 9.625%, 12/15/30	981,855
850,000	Cisco Systems, Inc., 5.50%, 1/15/40	970,858
210,000	Intelsat Jackson Holdings SA, 7.25%, 10/15/20	208,425
390,000	Sprint Corp., 7.875%, 9/15/23	381,342
		2,542,480
	TOTAL BONDS & NOTES (Cost - $11,173,753)	10,605,723

	TOTAL INVESTMENTS - 99.4% (Cost - $28,800,601) (a)	$28,250,936
	OTHER ASSETS LESS LIABILITIES - 0.6%	173,160
	NET ASSETS - 100.0%	$28,424,096

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

*	Non-income producing security.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $28,775,014 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$841,925
Unrealized depreciation:	(1,366,003)
Net unrealized depreciation:	$(524,078)

The Fund’s holdings were divided among the following economic sectors (Unaudited):

	Value	Percentage
TELECOMMUNICATIONS	$5,118,371	18.12%
ELECTRIC	3,446,170	12.20%
COMMERCIAL SERVICES	3,425,994	12.13%
REAL ESTATE INVESTMENT TRUST	2,115,409	7.49%
DIVERSIFIED FINANCIAL SERVICES	1,637,387	5.80%
RETAIL	1,512,427	5.35%
TEXTILES	1,332,066	4.72%
CHEMICALS	1,025,022	3.63%
PHARMACEUTICALS	981,231	3.47%
OIL & GAS	969,931	3.43%
DISTRIBUTION/WHOLESALE	901,537	3.19%
PIPELINES	809,144	2.86%
REAL ESTATE	675,191	2.39%
BUILDING MATERIALS	650,893	2.30%
FOOD	650,396	2.30%
AEROSPACE/DEFENSE	624,807	2.21%
ENTERTAINMENT	557,105	1.97%
AUTO MANUFACTURERS	538,846	1.91%
HOUSEWARES	535,969	1.90%
HEALTHCARE-SERVICES	372,640	1.32%
SOFTWARE	370,400	1.31%
Total Portfolio Holdings	$28,250,936	100.00%

The percentages in the above table are based on market value of the Fund’s portfolio holdings as of June 30, 2015 and are subject to change.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Absolute Return Fund
SCHEDULE OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 49.6%
	AIRLINES - 1.2%
3,943	Delta Air Lines, Inc. (a)	$161,978

	AUTO PARTS & EQUIPMENT - 3.6%
1,387	Autoliv, Inc. (a)	161,932
1,997	Delphi Automotive PLC	169,925
13,153	Meritor, Inc. * (a)	172,567
		504,424
	BEVERAGES - 1.9%
2,109	Dr. Pepper Snapple Group, Inc. (a)	153,746
1,436	Keurig Green Mountain, Inc. (a)	110,041
		263,787
	BIOTECHNOLOGY - 2.3%
4,718	Myriad Genetics, Inc. * (a)	160,365
930	United Therapeutics Corp. * (a)	161,773
		322,138
	CHEMICALS - 1.1%
2,245	Westlake Chemical Corp. (a)	153,985

	COMMERCIAL SERVICES - 1.0%
4,037	ICF International, Inc. * (a)	140,730

	COMPUTERS - 3.6%
3,088	Amdocs, Ltd.	168,574
2,557	Computer Sciences Corp. (a)	167,841
6,683	Sykes Enterprises, Inc. * (a)	162,063
		498,478
	DIVERSIFIED FINANCIAL SERVICES - 2.5%
727	Intercontinental Exchange, Inc. (a)	162,564
1,921	MarketAxess Holdings, Inc. (a)	178,211
		340,775
	FOOD - 3.6%
6,909	Pilgrim’s Pride Corp. (a)	158,700
4,023	Pinnacle Foods, Inc. (a)	183,207
2,117	Sanderson Farms, Inc. (a)	159,114
		501,021
	INSURANCE - 4.4%
1,498	ACE, Ltd.	152,317
2,325	Allstate Corp. (a)	150,823
3,350	Primerica, Inc. (a)	153,061
1,544	Travelers Cos., Inc. (a)	149,243
		605,444
	INTERNET - 1.4%
12,155	Blucora, Inc. * (a)	196,303

The accompanying notes are an integral part of these financial statements.

AmericaFirst Absolute Return Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	IRON/STEEL - 2.3%
8,199	Steel Dynamics, Inc. (a)	$169,842
6,894	United States Steel Corp. (a)	142,154
		311,996

	MINING - 2.0%
3,532	BHP Billiton, Ltd. - ADR (a)	143,788
11,632	Century Aluminum Co. * (a)	121,322
1,412	South32, Ltd. - ADR * (a)	9,475
		274,585
	MISCELLANEOUS MANUFACTURING - 1.2%
2,468	Ingersoll-Rand PLC	166,393

	OIL & GAS - 3.5%
2,015	China Petroleum & Chemical Corp. - ADR (a)	172,706
1,109	CNOOC, Ltd. - ADR (a)	157,389
1,426	PetroChina Co., Ltd. - ADR (a)	158,015
		488,110
	PACKAGING & CONTAINERS - 1.2%
2,324	Ball Corp. (a)	163,029

	PHARMACEUTICALS - 2.5%
2,811	Catamaran Corp. * (a)	171,696
3,830	Prestige Brands Holdings, Inc. * (a)	177,099
		348,795
	RETAIL - 5.9%
7,488	Abercrombie & Fitch Co. (a)	161,067
4,353	Best Buy Co., Inc. (a)	141,951
2,624	Children’s Place, Inc. (a)	171,636
3,929	Gap, Inc. (a)	149,970
2,482	Outerwall, Inc. (a)	188,905
		813,529
	SOFTWARE - 1.1%
1,292	Dun & Bradstreet Corp. (a)	157,624

	TELECOMMUNICATIONS - 3.3%
9,688	China Unicorn Hong Kong, Ltd. - ADR (a)	152,102
5,232	NETGEAR, Inc. * (a)	157,065
4,995	West Corp. (a)	150,349
		459,516
	TOTAL COMMON STOCK (Cost - $7,185,221)	6,872,640

	EXCHANGE TRADED FUND - 50.6%
	ASSET ALLOCATION FUND - 8.0%
47,567	Merger Fund (a)	747,275
14,450	PowerShares DB U.S. Dollar Index Bullish Fund * (a)	361,683
		1,108,958

The accompanying notes are an integral part of these financial statements.

AmericaFirst Absolute Return Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	COMMODITY FUND - 0.0%
10	United States Natural Gas Fund LP *	$136

	DEBT FUND - 11.1%
6,413	iShares 20+ Year Treasury Bond ETF (a)	753,271
6,848	iShares iBoxx $ Investment Grade Corporate Bond ETF (a)	792,451
		1,545,722
	EQUITY FUND - 31.5%
5,910	Consumer Discretionary Select Sector SPDR Fund	451,997
5,375	Energy Select Sector SPDR Fund	403,985
18,526	Financial Select Sector SPDR Fund	451,664
6,198	Health Care Select Sector SPDR Fund	461,069
7,896	Industrial Select Sector SPDR Fund	426,858
4,218	iShares US Consumer Goods ETF	442,299
5,887	iShares US Real Estate ETF	419,743
8,815	Materials Select Sector SPDR Fund	426,558
10,438	Technology Select Sector SPDR Fund	432,133
10,760	Utilities Select Sector SPDR Fund	446,110
		4,362,416
	TOTAL EXCHANGE TRADED FUND (Cost - $7,281,951)	7,017,232

	SHORT-TERM INVESTMENTS - 6.0%
	MONEY MARKET FUND - 6.0%
828,440	Dreyfus Cash Management, Institutional Shares - 0.04% **	828,440
	TOTAL SHORT-TERM INVESTMENTS (Cost - $828,440)

	TOTAL INVESTMENTS IN SECURITIES HELD LONG - 106.2% (Cost - $15,295,612) (b)	$14,718,312
	TOTAL INVESTMENTS IN SECURITIES SOLD SHORT - (4.4)% (Proceeds - $618,942) (b)	(612,154)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.8)%	(250,366)
	NET ASSETS - 100.0%	$13,855,792

The accompanying notes are an integral part of these financial statements.

AmericaFirst Absolute Return Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	INVESTMENTS IN SECURITIES SOLD SHORT* - (4.4)%
	COMMON STOCK - (4.1)%
	BEVERAGES - (0.9)%
(1,027)	Diageo PLC - ADR	$(119,173)

	OIL & GAS - (0.8)%
(2,287)	Total SA - ADR	(112,452)

	PHARMACEUTICALS - (1.6)%
(382)	Allergan PLC	(115,922)
(1,660)	AstraZeneca PLC - ADR	(105,758)
		(221,680)
	SOFTWARE - (0.8)%
(1,574)	SAP SE - ADR	(110,542)

	TOTAL COMMON STOCK SOLD SHORT (Proceeds - $569,053)	(563,847)

	EXCHANGE TRADED FUND - (0.3)%
	COMMODITY FUND - (0.3)%
(3,205)	iShares Silver Trust	(48,171)
(10)	United States Gasoline Fund LP	(136)
	TOTAL EXCHANGE TRADED FUND SOLD SHORT (Proceeds - $49,889)	(48,307)

	TOTAL INVESTMENTS IN SECURITIES SOLD SHORT (Proceeds - $618,942)	(612,154)

ADR - American Depositary Receipt.

ETF - Exchange Traded Fund.

LP - Limited Partnership.

PLC - Public Limited Company.

*	Non-income producing security.

**	The rate shown represents the rate at June 30, 2015 and is subject to change daily.

(a)	All or a portion of the security is segregated as collateral for securities sold short at June 30, 2015.

(b)	Represent cost for financial reporting purposes. Aggregate cost for federal tax purposes is $14,735,508 and differs from market value by new unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$172,483
Unrealized depreciation:	(801,833)
Net unrealized depreciation:	$(629,350)

The accompanying notes are an integral part of these financial statements.

AmericaFirst Absolute Return Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2015

The Fund’s holdings were divided among the following economic sectors (Unaudited):

	Value	Percentage
EQUITY FUND	$4,362,416	30.93%
DEBT FUND	1,545,722	10.96%
ASSET ALLOCATION FUND	1,108,958	7.86%
MONEY MARKET FUND	828,440	5.87%
RETAIL	813,529	5.77%
INSURANCE	605,444	4.29%
AUTO PARTS & EQUIPMENT	504,424	3.57%
FOOD	501,021	3.55%
COMPUTERS	498,478	3.53%
TELECOMMUNICATIONS	459,516	3.26%
OIL & GAS, NET	375,658	2.66%
DIVERSIFIED FINANCIAL SERVICES	340,775	2.42%
BIOTECHNOLOGY	322,138	2.28%
IRON/STEEL	311,996	2.21%
MINING	274,585	1.95%
INTERNET	196,303	1.39%
MISCELLANEOUS MANUFACTURING	166,393	1.19%
PACKAGING & CONTAINERS	163,029	1.16%
AIRLINES	161,978	1.15%
CHEMICALS	153,985	1.09%
BEVERAGES, NET	144,614	1.02%
COMMERCIAL SERVICES	140,730	1.00%
PHARMACEUTICALS, NET	127,115	0.90%
SOFTWARE, NET	47,082	0.33%
COMMODITY FUND, NET	(48,171)	-0.34%
Total Portfolio Holdings	$14,106,158	100.00%

The percentages in the above table are based on market value of the Fund’s portfolio holdings as of June 30, 2015 and are subject to change.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Quantitative Strategies Fund
SCHEDULE OF INVESTMENTS
June 30, 2015

Shares		Value
	COMMON STOCK - 66.3%
	AGRICULTURE - 1.8%
12,192	Bunge, Ltd.	$1,070,458

	AIRLINES - 1.2%
80,929	American Airlines Group, Inc. *	111,682
14,888	Delta Air Lines, Inc.	611,599
		723,281
	AUTO PARTS & EQUIPMENT - 3.4%
5,682	Autoliv, Inc.	663,374
8,390	Delphi Automotive PLC	713,905
53,040	Meritor, Inc. *	695,885
		2,073,164
	BEVERAGES - 1.8%
8,527	Dr. Pepper Snapple Group, Inc.	621,618
5,978	Keurig Green Mountain, Inc.	458,094
		1,079,712
	BIOTECHNOLOGY - 6.4%
38,302	Aegerion Pharmaceuticals, Inc. *	726,589
10,224	Gilead Sciences, Inc.	1,197,026
18,869	Myriad Genetics, Inc. *	641,357
95,122	PDL BioPharma, Inc.	611,634
3,880	United Therapeutics Corp. *	674,926
		3,851,532
	COMMERCIAL SERVICES - 0.9%
16,366	ICF International, Inc. *	570,519

	COMPUTERS - 3.4%
12,295	Amdocs, Ltd.	671,184
10,791	Computer Sciences Corp.	708,321
28,354	Sykes Enterprises, Inc. *	687,585
		2,067,090
	COSMETICS/PERSONAL CARE - 2.2%
41,336	Coty, Inc.	1,321,512

	DIVERSIFIED FINANCIAL SERVICES - 2.3%
2,868	Intercontinental Exchange, Inc.	641,314
8,073	MarketAxess Holdings, Inc.	748,932
		1,390,246
	ELECTRIC - 6.9%
14,346	Avista Corp.	439,705
18,407	Cleco Corp.	991,217
12,952	Entergy Corp.	913,116
19,761	NRG Yield, Inc. - Class A	434,544
19,761	NRG Yield, Inc. - Class C	432,568
23,942	Public Service Enterprise Group, Inc.	940,442
		4,151,592

The accompanying notes are an integral part of these financial statements.

AmericaFirst Quantitative Strategies Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	FOOD - 6.7%
25,804	Fresh Del Monte Produce, Inc.	$997,583
20,291	Ingles Markets, Inc.	969,301
29,585	Pilgrim’s Pride Corp.	679,567
16,394	Pinnacle Foods, Inc.	746,583
8,395	Sanderson Farms, Inc.	630,968
		4,024,002
	HEALTHCARE-SERVICES - 1.6%
14,236	ICON PLC *	958,083

	INSURANCE - 4.0%
6,001	ACE, Ltd.	610,182
9,383	Allstate Corp.	608,675
13,143	Primerica, Inc.	600,504
6,188	Travelers Cos., Inc.	598,132
		2,417,493
	INTERNET - 1.2%
43,728	Blucora, Inc. *	706,207

	MINING - 1.0%
14,399	BHP Billiton, Ltd. - ADR	586,183
5,759	South32, Ltd. - ADR *	38,643
		624,826
	MISCELLANEOUS MANUFACTURING - 1.1%
9,833	Ingersoll-Rand PLC	662,941

	OIL & GAS - 3.4%
8,386	China Petroleum & Chemical Corp. - ADR	718,764
4,719	CNOOC, Ltd. - ADR	669,720
6,012	PetroChina Co., Ltd. - ADR	666,190
		2,054,674
	PHARMACEUTICALS - 6.0%
11,235	Catamaran Corp. *	686,234
15,599	Prestige Brands Holdings, Inc. *	721,298
14,987	Quintiles Transnational Holdings, Inc. *	1,088,206
113,174	SciClone Pharmaceuticals, Inc. *	1,111,369
		3,607,107
	RETAIL - 6.8%
30,359	Abercrombie & Fitch Co.	653,021
17,692	Best Buy Co., Inc.	576,936
10,457	Children’s Place, Inc.	683,992
15,449	Gap, Inc.	589,688
10,122	Outerwall, Inc.	770,385
12,199	Wal-Mart Stores, Inc.	865,275
		4,139,297
	SOFTWARE - 1.0%
5,210	Dun & Bradstreet Corp.	635,620

The accompanying notes are an integral part of these financial statements.

AmericaFirst Quantitative Strategies Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2015

Shares		Value
	TELECOMMUNICATIONS - 3.2%	$687,472
43,788	China Unicorn Hong Kong, Ltd. - ADR
21,454	NETGEAR, Inc. *	644,049
19,824	West Corp.	596,702
		1,928,223
	TOTAL COMMON STOCK (Cost - $41,351,480)	40,057,579

	EXCHANGE TRADED FUND - 2.0%
	ASSET ALLOCATION FUND - 2.0%
49,287	PowerShares DB U.S. Dollar Index Bullish Fund *	1,233,654

	TOTAL EXCHANGE TRADED FUND (Cost - $1,205,451)	1,233,654

Principal
	BONDS & NOTES - 30.4%
	AEROSPACE/DEFENSE - 1.9%
$1,100,000	Lockheed Martin Corp., 7.65%, 5/1/16	1,161,649

	AUTO MANUFACTURERS - 1.9%
870,000	Ford Motor Co., 9.215%, 9/15/21	1,149,695

	BANKS - 0.1%
20,000	Banco Hipotecario SA, 9.75%, 4/27/16	20,150

	CHEMICALS - 2.2%
1,100,000	Dow Chemical Co., 8.55%, 5/15/19	1,342,290

	DISTRIBUTION / WHOLESALE - 1.6%
925,000	VWR Funding, Inc., 7.25%, 9/15/17	958,531

	DIVERSIFIED FINANCIAL SERVICES - 2.2%
1,135,000	HSBC Finance Corp., 6.676%, 1/15/21	1,314,629

	ELECTRIC - 1.4%
50,000	Nevada Power Co., 5.95%, 3/15/16	51,835
670,000	Pacific Gas & Electric Co., 6.05%, 3/1/34	807,871
		859,706
	HEALTHCARE-SERVICES - 1.1%
640,000	Tenet Healthcare Corp., 8.00%, 8/1/20	668,000

	LODGING - 0.9%
2,000,000	Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18 *@	550,000

	MEDIA - 1.1%
640,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	669,600

The accompanying notes are an integral part of these financial statements.

AmericaFirst Quantitative Strategies Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2015

Principal		Value
	OIL & GAS - 3.2%
$1,020,000	ConocoPhillips, 6.50%, 2/1/39	$1,268,371
1,000,000	EXCO Resources, Inc., 7.50%, 9/15/18	640,000
		1,908,371
	PACKAGING & CONTAINERS - 1.8%
1,040,000	Reynolds Group Issuer, Inc., 9.00%, 4/15/19	1,080,300

	PIPELINES - 2.3%
570,000	Kinder Morgan Energy Partners LP, 9.00%, 2/1/19	685,297
670,000	Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	686,750
		1,372,047
	RETAIL - 2.0%
1,120,000	Wal-Mart Stores, Inc., 5.00%, 10/25/40	1,227,603

	SOFTWARE - 1.1%
590,000	First Data Corp., 12.625%, 1/15/21	682,925

	TELECOMMUNICATIONS - 5.6%
1,270,000	Cisco Systems, Inc., 5.50%, 2/22/16	1,309,214
640,000	Intelsat Jackson Holdings SA, 7.25%, 10/15/20	635,200
680,000	Sprint Corp., 7.875%, 9/15/23	664,904
740,000	Vodafone Group PLC, 5.625%, 2/27/17	786,578
		3,395,896

	TOTAL BONDS & NOTES (Cost - $19,666,382)	18,361,392

	TOTAL INVESTMENTS - 98.7% (Cost - $62,223,313) (a)	$59,652,625
	OTHER ASSETS LESS LIABILITIES - 1.3%	758,986
	NET ASSETS - 100.0%	$60,411,611

ADR - American Depositary Receipt.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

*	Non-income producing security.

@	Security in default.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $62,283,612 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,733,998
Unrealized depreciation:	(4,364,985)
Net unrealized depreciation:	$(2,630,987)

The accompanying notes are an integral part of these financial statements.

AmericaFirst Quantitative Strategies Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2015

The Fund’s holdings were divided among the following economic sectors (Unaudited):

	Value	Percentage
RETAIL	$5,366,900	9.00%
TELECOMMUNICATIONS	5,324,119	8.92%
ELECTRIC	5,011,298	8.40%
FOOD	4,024,002	6.75%
OIL & GAS	3,963,045	6.64%
BIOTECHNOLOGY	3,851,532	6.46%
PHARMACEUTICALS	3,607,107	6.05%
DIVERSIFIED FINANCIAL SERVICES	2,704,875	4.53%
INSURANCE	2,417,493	4.05%
AUTO PARTS & EQUIPMENT	2,073,164	3.47%
COMPUTERS	2,067,090	3.47%
HEALTHCARE-SERVICES	1,626,083	2.73%
PIPELINES	1,372,047	2.30%
CHEMICALS	1,342,290	2.25%
COSMETICS/PERSONAL CARE	1,321,512	2.22%
SOFTWARE	1,318,545	2.21%
ASSET ALLOCATION FUND	1,233,654	2.07%
AEROSPACE/DEFENSE	1,161,649	1.95%
AUTO MANUFACTURERS	1,149,695	1.93%
PACKAGING & CONTAINERS	1,080,300	1.81%
BEVERAGES	1,079,712	1.81%
AGRICULTURE	1,070,458	1.79%
DISTRIBUTION/WHOLESALE	958,531	1.61%
AIRLINES	723,281	1.21%
INTERNET	706,207	1.18%
MEDIA	669,600	1.12%
MISCELLANEOUS MANUFACTURING	662,941	1.11%
MINING	624,826	1.05%
COMMERCIAL SERVICES	570,519	0.96%
LODGING	550,000	0.92%
BANKS	20,150	0.03%
Total Portfolio Holdings	$59,652,625	100.00%

The percentages in the above table are based on market value of the Fund’s portfolio holdings as of June 30, 2015 and are subject to change.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Seasonal Trends Fund
SCHEDULE OF INVESTMENTS
June 30, 2015

Principal		Value
	BONDS & NOTES - 96.6%
	AEROSPACE/DEFENSE - 3.3%
$500,000	Northrop Grumman Corp., 5.05%, 8/1/19	$553,999

	AUTO PARTS & EQUIPMENT - 3.1%
500,000	General Motors Co., 4.875%, 10/2/23	529,636

	BANKS - 5.7%
500,000	Citigroup, Inc., 4.30%, 11/20/26	489,998
500,000	Compass Bank, 3.875%, 4/10/25	471,667
		961,665
	ELECTRIC - 6.0%
500,000	Dominion Resources, Inc., 3.625%, 12/1/24	496,778
500,000	Duke Energy Corp., 3.75%, 4/15/24	510,382
		1,007,160
	FOOD - 5.9%
500,000	ConAgra Foods, Inc., 3.20%, 1/25/23	468,026
500,000	Mondelez International, Inc., 4.0%, 2/1/24	518,777
		986,803
	HEALTHCARE-PRODUCTS - 3.1%
500,000	Medtronic, Inc., 3.625%, 3/15/24	513,130

	HEALTHCARE-SERVICES - 3.0%
500,000	HCA, Inc., 4.75%, 5/1/23	507,500

	MINING - 5.3%
500,000	Freeport-McMoran, Inc., 3.875%, 3/15/23	454,951
500,000	Teck Resources, Ltd., 3.75%, 2/1/23	430,785
		885,736
	OFFICE/BUSINESS EQUIPMENT - 3.0%
500,000	Pitney Bowes, Inc., 4.625%, 3/15/24	505,166

	OIL & GAS - 3.0%
500,000	Nabors Industries, Inc., 5.10%, 9/15/23	497,435

	PHARMACEUTICALS - 2.9%
500,000	Cardinal Health, Inc., 3.20%, 3/15/23	495,389

	PIPELINES - 2.9%
500,000	ONEOK Partners LP, 4.90%, 3/15/25	495,541

	REGIONAL - 3.7%
500,000	Province of Nova Scotia, Canada, 9.50%, 2/1/19	630,027

	REAL ESTATE INVESTMENT TRUST - 6.1%
500,000	BioMed Realty LP, 4.25%, 7/15/22	507,178
500,000	Hospitality Properties Trust, 5.00%, 8/15/22	521,198
		1,028,376

The accompanying notes are an integral part of these financial statements.

AmericaFirst Seasonal Trends Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2015

Principal		Value
	RETAIL - 5.8%
$500,000	Coach, Inc., 4.25%, 4/1/25	$481,153
500,000	Staples, Inc., 4.375%, 1/12/23	502,758
		983,911

	SOVEREIGN - 28.1%
500,000	Italy Government International Bond, 6.875%, 9/27/23	624,987
1,000,000	United States Treasury Note, 7.625%, 11/15/22	1,385,625
1,000,000	United States Treasury Note, 6.25%, 8/15/23	1,305,312
1,000,000	United States Treasury Note, 6.875%, 8/15/25	1,415,391
		4,731,315

	TELECOMMUNICATIONS - 5.7%
500,000	AT&T, Inc., 3.40%, 5/15/25	477,839
500,000	Motorola Solutions, Inc., 4.00%, 9/1/24	485,906
		963,745
	TOTAL BONDS & NOTES (Cost - $16,617,703)	16,276,534

Shares
	EXCHANGE-TRADED FUND - 3.2%
	DEBT FUND - 3.2%
13,850	SPDR Barclays High Yield Bond ETF	532,255
	TOTAL EXCHANGE-TRADED FUND (Cost - $545,002)

	TOTAL INVESTMENTS - 99.8% (Cost - $17,162,705) (a)	$16,808,789
	OTHER ASSETS LESS LIABILITIES - 0.2%	32,031
	NET ASSETS - 100.0%	$16,840,820

ADR - American Depositary Receipt

ETF- Exchange-Traded Fund

LP - Limited Partnership.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,162,705 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,244
Unrealized depreciation:	(356,160)
Net unrealized depreciation	$(353,916)

The Fund’s holdings were divided among the following economic sectors (Unaudited):

	Value	Percentage
SOVEREIGN	$4,731,315	28.15%
REAL ESTATE INVESTMENT TRUST	1,028,376	6.12%
ELECTRIC	1,007,160	5.99%
FOOD	986,803	5.87%
RETAIL	983,911	5.85%
TELECOMMUNICATIONS	963,745	5.73%
BANKS	961,665	5.72%
MINING	885,736	5.27%
REGIONAL	630,027	3.75%
AEROSPACE/DEFENSE	553,999	3.30%
DEBT FUND	532,255	3.17%
AUTO PARTS & EQUIPMENT	529,636	3.15%
HEALTHCARE-PRODUCTS	513,130	3.05%
HEALTHCARE-SERVICES	507,500	3.02%
OFFICE/BUSINESS EQUIPMENT	505,166	3.00%
OIL & GAS	497,435	2.96%
PIPELINES	495,541	2.95%
PHARMACEUTICALS	495,389	2.95%
Total Portfolio Holdings	$16,808,789	100.00%

The percentages in the above table are based on market value of the Fund’s portfolio holdings as of June 30, 2015 and are subject to change.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Quantitative Funds
Statements of Assets and Liabilities
June 30, 2015

	Defensive Growth	Income Trends	Absolute Return	Quantitative	Seasonal Trends
	Fund	Fund	Fund	Strategies Fund	Fund
ASSETS:
Investments in securities, at value:	$68,594,404	$28,250,936	$14,718,312	$59,652,625	$16,808,789
Cash	—	—	182,061	—	—
Deposit at broker for securities sold short	16,965,216	—	474,268	—	—
Receivables:
Capital shares sold	230,897	9,995	59	17,768	147,001
Securities sold	—	156,524	—	993,878	994,452
Dividends	111,728	30,089	23,706	70,522	1,358
Interest	33	191,796	22	370,863	226,516
Prepaid expenses	29,422	26,903	25,012	28,913	15,161
Total assets	85,931,700	28,666,243	15,423,440	61,134,569	18,193,277

LIABILITIES:
Securities sold short, at value	16,958,750	—	612,154	—	—
Payables:
Distribution and/or service (12b-1) fees	14,457	11,273	962	37,421	4,742
Due to manager	51,892	19,531	7,324	17,747	15,737
Securities purchased	—	—	909,659	—	17,731
Due to custodian	—	167,781	—	527,280	1,019,685
Capital shares redeemed	470,686	8,522	—	90,004	261,058
Other liabilities and accrued expenses	49,231	35,040	37,549	50,506	33,504
Total liabilities	17,545,016	242,147	1,567,648	722,958	1,352,457

NET ASSETS	$68,386,684	$28,424,096	$13,855,792	$60,411,611	$16,840,820

Investments in securities, at cost	$63,624,401	$28,800,601	$15,295,612	$62,223,313	$17,162,705
Securities sold short, at proceeds	(14,621,890)	—	(618,942)	—	—

NET ASSETS CONSIST OF:
Paid-in capital	$65,461,217	$35,578,330	$19,786,006	$64,642,967	$17,340,593
Undistributed net investment income (loss)	—	(26,400)	(267,941)	359,511	80,975
Accumulated net realized gain (loss)	292,290	(6,577,592)	(5,091,761)	(2,020,179)	(226,812)
Net unrealized appreciation (depreciation) on investments and foreign currency	2,633,177	(550,242)	(570,512)	(2,570,688)	(353,936)
NET ASSETS	$68,386,684	$28,424,096	$13,855,792	$60,411,611	$16,840,820

The accompanying notes are an integral part of these financial statements.

AmericaFirst Quantitative Funds
Statements of Assets and Liabilities (Continued)
June 30, 2015

	Defensive Growth	Income Trends	Absolute Return	Quantitative	Seasonal Trends
	Fund	Fund	Fund	Strategies Fund	Fund
Net Asset Value Per Share
Class A Shares
Net Assets	$21,039,918	$11,517,314	$7,190,739	$28,403,025	$3,933,565
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	1,754,716	1,414,352	613,993	4,747,174	390,941
Net Asset Value per share	$11.99	$8.14	$11.71	$5.98	$10.06
Maximum offering price per share (maximum sales load of 5%, 4%, 5%, 4% and 5%, respectively)	$12.62	$8.48	$12.33	$6.23	$10.59
Minimum redemption price per share (1)	$11.87	$8.06	$11.59	$5.92	$9.96

Class I Shares
Net Assets	$33,660,112	$6,380,464	$653,218	$44,209	$9,711,681
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	2,704,167	778,983	54,314	7,401	960,546
Net Asset Value and offering price per share	$12.45	$8.19	$12.03	$5.97	$10.11
Minimum redemption price per share (3)	$12.33	$8.11	$11.91	$5.91	$10.01

Class U Shares
Net Assets	$13,686,654	$10,526,318	$6,011,835	$—	$3,195,574
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	1,170,983	1,293,166	525,958	—	319,684
Net Asset Value per share	$11.69	$8.14	$11.43	$—	$10.00
Maximum offering price per share (maximum sales load of 2.50%, 2.00%, 2.50%, 0% and 2.50%, respectively)	$11.99	$8.31	$11.72	$—	$10.26
Minimum redemption price per share (1)	$11.57	$8.06	$11.32	$—	$9.90

Class C Shares
Net Assets	$—	$—	$—	$31,964,377	$—
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	—	—	—	5,391,097	—
Net Asset Value per share	$—	$—	$—	$5.93	$—
Maximum offering price per share (maximum sales load of 0%, 0%, 0% 1%, and 0% respectively)	$—	$—	$—	$5.99	$—
Minimum redemption price per share (2)(3)	$—	$—	$—	$5.87	$—

(1)	Investment in Class A and Class U shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed less than one year after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

The Fund charges a fee of 1.00% on redemptions of shares held less than 90 days.

(2)	A CDSC of 1.00% is imposed in the event of certain redemption transactions of Class C shares less than one year after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(3)	The Fund charges a fee of 1.00% on redemptions of shares held less than 90 days.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Quantitative Funds
Statements of Operations
For the Year Ended June 30, 2015

	Defensive Growth Fund	Income Trends Fund	Absolute Return Fund	Quantitative Strategies Fund	Seasonal Trends Fund
INVESTMENT INCOME:

Dividend income (net of foreign withholding taxes of $48,250, $25,444, $712, $11,272 and $1,841, respectively)	$1,152,518	$1,023,963	$419,902	$1,893,508	$279,152
Interest income	344	773,501	556	582,002	538,930
Total investment income	1,152,862	1,797,464	420,458	2,475,510	818,082

EXPENSES:
Management fees	798,636	448,235	243,673	762,664	396,933
Distribution and/or service (12b-1) fees - Class A	83,384	71,994	41,404	97,685	48,709
Distribution and/or service (12b-1) fees - Class C	—	—	—	371,810	—
Distribution and/or service (12b-1) fees - Class U	110,774	128,976	71,101	—	40,313
Administrator and related party fees	72,298	71,574	64,465	73,702	70,599
Registration fees	49,720	47,535	44,889	51,254	31,714
Custody fees	22,172	13,247	17,740	17,004	7,701
Legal Fees	15,941	9,422	5,592	20,955	6,532
Audit and tax fees	13,500	13,501	13,501	13,500	13,500
Compliance officer compensation	15,444	15,444	15,446	15,444	15,444
Interest expense	130,596	2,125	23,223	6,403	—
Trustees’ fees	9,573	6,501	4,501	12,124	7,032
Printing fees	19,576	27,790	8,816	42,723	11,001
Insurance fees	6,500	6,001	3,000	9,397	1,057
Dividend expenses on securities sold short	234,322	—	17,825	—	—
Miscellaneous	39,099	29,897	13,832	47,596	27,591

Total expenses	1,621,535	892,242	589,008	1,542,261	678,126
Less: fees waived	(168,314)	(105,800)	(122,737)	(112,655)	(73,744)

Net expenses	1,453,221	786,442	466,271	1,429,606	604,382

Net investment income (loss)	(300,359)	1,011,022	(45,813)	1,045,904	213,700

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency transactions	2,719,551	(2,154,995)	869,975	(2,337,287)	(173,345)
Securities sold short	562,556	—	31,313	1,235	—
Change in net unrealized appreciation (depreciation) on:
Investments and translation of assets and liabilities in foreign currencies	1,623,083	(898,949)	(1,242,166)	(3,959,159)	(636,091)
Securities sold short	(481,477)	—	6,788	—	—

Net realized and unrealized gain (loss) on investments	4,423,713	(3,053,944)	(334,090)	(6,295,211)	(809,436)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,123,354	$(2,042,922)	$(379,903)	$(5,249,307)	$(595,736)

The accompanying notes are an integral part of these financial statements.

AmericaFirst Quantitative Funds
Statements of Changes in Net Assets

	Defensive Growth Fund		Income Trends Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$(300,359)	$(263,861)	$1,011,022	$1,511,700
Net realized gain (loss) on investments, foreign currency transactions and securities sold short	3,282,107	4,577,280	(2,154,995)	780,479
Change in net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currencies and securities sold short	1,141,606	353,305	(898,949)	475,855
Net increase (decrease) in net assets resulting from operations	4,123,354	4,666,724	(2,042,922)	2,768,034

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain - Class A	(1,816,351)	(864,905)	—	—
Net realized gain - Class I	(2,788,172)	(746,497)	—	—
Net realized gain - Class U	(1,164,901)	(533,621)	—	—
Net investment income - Class A	—	—	(296,157)	(379,682)
Net investment income - Class I	—	—	(181,641)	(357,299)
Net investment income - Class U	—	—	(246,920)	(313,830)
Return of capital - Class A	—	—	(715,961)	(601,254)
Return of capital - Class I	—	—	(439,116)	(565,808)
Return of capital - Class U	—	—	(596,929)	(496,970)
Total distributions to shareholders	(5,769,424)	(2,145,023)	(2,476,724)	(2,714,843)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	12,277,208	6,209,200	3,158,464	7,312,001
Reinvestment of distributions	1,553,487	803,479	734,964	676,865
Cost of shares redeemed	(5,952,149)	(4,895,615)	(5,896,049)	(3,022,034)
Redemption fees	3,348	1,434	1,693	1,372
Total Class A Transactions	7,881,894	2,118,498	(2,000,928)	4,968,204

Class I
Proceeds from shares sold	29,097,335	7,069,435	1,340,641	11,089,305
Reinvestment of distributions	1,934,117	616,425	513,460	785,592
Cost of shares redeemed	(10,988,670)	(2,941,854)	(9,418,316)	(5,754,997)
Redemption fees	5,306	1,187	1,013	1,209
Total Class I Transactions	20,048,088	4,745,193	(7,563,202)	6,121,109

Class U
Proceeds from shares sold	5,718,916	3,009,872	2,305,949	5,110,772
Reinvestment of distributions	1,112,914	524,424	607,013	527,118
Cost of shares redeemed	(1,769,656)	(1,187,014)	(5,101,719)	(2,135,648)
Redemption fees	2,216	841	1,510	1,229
Total Class U Transactions	5,064,390	2,348,123	(2,187,247)	3,503,471

Net increase (decrease) from capital share transactions	32,994,372	9,211,814	(11,751,377)	14,592,784

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,348,302	11,733,515	(16,271,023)	14,645,975

NET ASSETS:
Beginning of year	37,038,382	25,304,867	44,695,119	30,049,144
End of year**	$68,386,684	$37,038,382	$28,424,096	$44,695,119

** Includes undistributed net investment income (loss) of:	$—	$1,212	$(26,400)	$107,701

The accompanying notes are an integral part of these financial statements.

AmericaFirst Quantitative Funds
Statements of Changes in Net Assets (Continued)

	Defensive Growth Fund		Income Trends Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
SHARE ACTIVITY:
Class A
Shares sold	1,011,066	515,893	358,340	786,037
Reinvested distributions	134,969	68,615	84,698	73,140
Shares redeemed	(494,641)	(410,090)	(683,951)	(324,897)
Net increase (decrease)	651,394	174,418	(240,913)	534,280

Class I
Shares sold	2,321,256	579,628	153,662	1,190,870
Reinvested distributions	162,668	51,844	58,762	84,831
Shares redeemed	(884,423)	(244,814)	(1,054,829)	(620,158)
Net increase (decrease)	1,599,501	386,658	(842,405)	655,543

Class U
Shares sold	486,582	252,988	265,458	550,391
Reinvested distributions	98,926	45,483	69,974	57,000
Shares redeemed	(150,009)	(100,216)	(594,829)	(230,382)
Net increase (decrease)	435,499	198,255	(259,397)	377,009

The accompanying notes are an integral part of these financial statements.

AmericaFirst Quantitative Funds
Statements of Changes in Net Assets (Continued)

	Absolute Return Fund		Quantitative Strategies Fund		Seasonal Trends Fund
	Year	Year	Year	Year	Year	Period**
	Ended	Ended	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014

INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$(45,813)	$(103,218)	$1,045,904	$1,013,785	$213,700	$(1,254)
Net realized gain (loss) on investments, foreign currency transactions and securities sold short	901,288	3,441,097	(2,336,052)	9,075,158	(173,345)	38,979
Change in net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currencies and securities sold short	(1,235,378)	1,374,581	(3,959,159)	157,034	(636,091)	282,155

Net increase (decrease) in net assets resulting from operations	(379,903)	4,712,460	(5,249,307)	10,245,977	(595,736)	319,880

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain - Class A	—	—	(2,933,920)	(1,518,956)	—	—
Net realized gain - Class I	—	—	—	—	—	—
Net realized gain - Class U	—	—	—	—	—	—
Net realized gain - Class C	—	—	(2,748,430)	(1,852,097)	—	—
Net investment income - Class A	—	—	(628,951)	(596,856)	(64,859)	—
Net investment income - Class I	—	—	(322)	—	(128,161)	—
Net investment income - Class U	—	—	—	—	(18,881)	—
Net investment income - Class C	—	—	(412,721)	(388,251)	—	—
Total distributions to shareholders	—	—	(6,724,344)	(4,356,160)	(211,901)	—

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	930,747	991,326	11,574,533	24,083,126	3,242,326	10,945,998
Reinvestment of distributions	—	—	3,361,659	1,966,586	44,115	—
Cost of shares redeemed	(2,234,725)	(3,503,848)	(20,832,036)	(12,019,183)	(9,243,648)	(1,044,563)
Redemption fees	719	489	5,279	1,916	5,910	833
Total Class A Transactions	(1,303,259)	(2,512,033)	(5,890,565)	14,032,445	(5,951,297)	9,902,268

Class I *
Proceeds from shares sold	288,319	603,575	45,006	—	8,777,749	23,312,536
Reinvestment of distributions	—	—	322	—	113,413	—
Cost of shares redeemed	(738,066)	(375,640)	—	—	(16,237,945)	(5,852,084)
Redemption fees	72	41	—	—	8,704	1,479
Total Class I Transactions	(449,675)	227,976	45,328	—	(7,338,079)	17,461,931

Class U
Proceeds from shares sold	222,220	301,180	—	—	540,384	4,094,781
Reinvestment of distributions	—	—	—	—	18,515	—
Cost of shares redeemed	(1,992,729)	(3,241,858)	—	—	(1,340,104)	(62,506)
Redemption fees	625	460	—	—	2,367	317
Total Class U Transactions	(1,769,884)	(2,940,218)	—	—	(778,838)	4,032,592

Class C
Proceeds from shares sold	—	—	6,973,043	10,258,829	—	—
Reinvestment of distributions	—	—	3,037,290	2,144,131	—	—
Cost of shares redeemed	—	—	(9,976,009)	(3,504,883)	—	—
Redemption fees	—	—	4,901	1,874	—	—
Total Class C Transactions	—	—	39,225	8,899,951	—	—

Net increase (decrease) from capital share transactions	(3,522,818)	(5,224,275)	(5,806,012)	22,932,396	(14,068,214)	31,396,791

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,902,721)	(511,815)	(17,779,663)	28,822,213	(14,875,851)	31,716,671

*	Class I of AmericaFirst Quantitative Strategies Fund commenced operations on December 31, 2014.

**	Commenced operations on October 31, 2013.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Quantitative Funds
Statements of Changes in Net Assets (Continued)

	Absolute Return Fund		Quantitative Strategies Fund		Seasonal Trends Fund
	Year	Year	Year	Year	Year	Period**
	Ended	Ended	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
NET ASSETS:
Beginning of year or period	17,758,513	18,270,328	78,191,274	49,369,061	31,716,671	—
End of year or period***	$13,855,792	$17,758,513	$60,411,611	$78,191,274	$16,840,820	$31,716,671

*** Includes undistributed net investment income (loss) of:	$(267,941)	$(28,522)	$359,511	$377,618	$80,975	$—

SHARE ACTIVITY:
Class A
Shares sold	77,252	92,250	1,738,047	3,542,470	316,190	1,070,619
Reinvested distributions	—	—	542,705	295,621	4,366	—
Shares redeemed	(185,375)	(320,351)	(3,330,475)	(1,783,468)	(899,633)	(100,601)
Net increase (decrease)	(108,123)	(228,101)	(1,049,723)	2,054,623	(579,077)	970,018

Class I *
Shares sold	23,458	52,743	7,348	—	848,100	2,253,733
Reinvested distributions	—	—	53	—	11,190	—
Shares redeemed	(60,913)	(34,287)	—	—	(1,586,611)	(565,866)
Net increase (decrease)	(37,455)	18,456	7,401	—	(727,321)	1,687,867

Class U
Shares sold	18,876	27,951	—	—	53,246	401,989
Reinvested distributions	—	—	—	—	1,837	—
Shares redeemed	(169,155)	(308,578)	—	—	(131,317)	(6,071)
Net increase (decrease)	(150,279)	(280,627)	—	—	(76,234)	395,918

Class C
Shares sold	—	—	1,058,265	1,526,224	—	—
Reinvested distributions	—	—	495,477	325,234	—	—
Shares redeemed	—	—	(1,617,119)	(527,479)	—	—
Net increase (decrease)	—	—	(63,377)	1,323,979	—	—

*	Class I of AmericaFirst Quantitative Strategies Fund commenced operations on December 31, 2014.

**	Commenced operations on October 31, 2013.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Defensive Growth Fund
Financial Highlights
For a Fund Share Outstanding Throughout Each Year or Period

	Class A
	For the Year	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011(1)

Net asset value, beginning of period	$12.53	$11.58	$10.70	$9.99	$10.00

Investment operations:
Net investment loss (2)	(0.12)	(0.14)	(0.06)	(0.16)	—	(c)
Net realized and unrealized gain (loss) on investments	0.97	1.96	1.72	0.92	(0.01)
Total from investment operations	0.85	1.82	1.66	0.76	(0.01)

Distributions from:
Net investment income	—	—	(0.07)	—	—
Net realized gain	(1.39)	(0.87)	(0.71)	(0.05)	—
Total distributions	(1.39)	(0.87)	(0.78)	(0.05)	—

Paid in Capital from Redemption Fees	— (c)	— (c)	— (c)	— (c)	—	(c)

Net asset value, end of period	$11.99	$12.53	$11.58	$10.70	$9.99

Total return (a)	7.23%	16.22%	16.35%	7.64%	(0.10	)% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$21,040	$13,826	$10,754	$5,818	$1,469
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	3.18%	3.59%	3.38%	4.06%	5.96	% (e)
After fees waived and expenses absorbed (d)	3.13%	3.33%	2.92%	3.43%	2.59	% (e)
Ratio of net investment loss to average net assets:(b)
Before fees waived and expenses absorbed (d)	(1.04)%	(1.41)%	(1.02)%	(2.20)%	(3.95	)% (e)
After fees waived and expenses absorbed (d)	(0.99)%	(1.15)%	(0.57)%	(1.57)%	(0.58	)% (e)
Portfolio turnover rate	254.20%	586.64%	330.29%	492.70%	41.02	% (f)

(a)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.

(c)	Less than $0.01 per share.

(d)	The ratios include 0.24% for the year ended June 30, 2015, 0.61% for the year ended June 30, 2014, 0.40% for the year ended June 30, 2013, 0.82% for the year ended June 30, 2012 and 0.14% for the period ended June 30, 2011 attributed to interest expense. The ratios include 0.44% for the year ended June 30, 2015, 0.28% for the year ended June 30, 2014, 0.07% for the year ended June 30, 2013 and 0.08% for the year ended June 30, 2012 attributed to dividends on securities sold short.

(e)	Annualized.

(f)	Not annualized.

(1)	The AmericaFirst Defensive Growth Fund commenced operations on May 23, 2011.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Defensive Growth Fund
Financial Highlights
For a Fund Share Outstanding Throughout Each Year or Period

	Class I
	For the Year	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011(1)

Net asset value, beginning of period	$12.82	$11.71	$10.77	$9.98	$10.00

Investment operations:
Net investment income (loss) (2)	0.02	—	(0.06)	(0.12)	—	(c)
Net realized and unrealized gain (loss) on investments	1.00	1.98	1.79	0.93	(0.02)
Total from investment operations	1.02	1.98	1.73	0.81	(0.02)

Distributions from:
Net investment income	—	—	(0.09)	—	—
Net realized gain	(1.39)	(0.87)	(0.71)	(0.05)	—
Total distributions	(1.39)	(0.87)	(0.80)	(0.05)	—

Paid in Capital from Redemption Fees	— (c)	— (c)	0.01	0.03	—	(c)

Net asset value, end of period	$12.45	$12.82	$11.71	$10.77	$9.98

Total return (a)	8.45%	17.46%	16.97%	8.45%	(0.20	)% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$33,660	$14,160	$8,406	$2,681	$3,001
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	2.67%	3.09%	2.83%	3.36%	5.46	% (e)
After fees waived and expenses absorbed (d)	2.07%	2.01%	2.41%	2.76%	2.09	% (e)
Ratio of net investment income (loss) to average net assets:(b)
Before fees waived and expenses absorbed (d)	(0.47)%	(0.87)%	(0.93)%	(1.74)%	(3.57	)% (e)
After fees waived and expenses absorbed (d)	0.13%	0.00%	(0.50)%	(1.14)%	(0.20	)% (e)
Portfolio turnover rate	254.20%	586.64%	330.29%	492.70%	41.02	% (f)

(a)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.

(c)	Less than $0.01 per share.

(d)	The ratios include 0.24% for the year ended June 30, 2015, 0.61% for the year ended June 30, 2014, 0.40% for the year ended June 30, 2013, 0.82% for the year ended June 30, 2012 and 0.14% for the period ended June 30, 2011 attributed to interest expense. The ratios include 0.44% for the year ended June 30, 2015, 0.28% for the year ended June 30, 2014, 0.07% for the year ended June 30, 2013 and 0.08% for the year ended June 30, 2012 attributed to dividends on securities sold short. From the period starting November 8, 2013, these ratios were included in the expense cap for Class I (See Note 3).

(e)	Annualized.

(f)	Not annualized.

(1)	The AmericaFirst Defensive Growth Fund commenced operations on May 23, 2011.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Defensive Growth Fund
Financial Highlights
For a Fund Share Outstanding Throughout Each Year or Period

	Class U
	For the Year	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011(1)

Net asset value, beginning of period	$12.31	$11.44	$10.62	$9.97	$10.00

Investment operations:
Net investment loss (2)	(0.18)	(0.19)	(0.09)	(0.21)	(0.01)
Net realized and unrealized gain (loss) on investments	0.95	1.93	1.68	0.90	(0.02)
Total from investment operations	0.77	1.74	1.59	0.69	(0.03)

Distributions from:
Net investment income	—	—	(0.06)	—	—
Net realized gain	(1.39)	(0.87)	(0.71)	(0.05)	—
Total distributions	(1.39)	(0.87)	(0.77)	(0.05)	—

Paid in Capital from Redemption Fees	— (c)	— (c)	— (c)	0.01	—	(c)

Net asset value, end of period	$11.69	$12.31	$11.44	$10.62	$9.97

Total return (a)	6.68%	15.70%	15.74%	7.05%	(0.30	)% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$13,687	$9,052	$6,146	$5,661	$3,575
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	3.67%	4.09%	3.90%	4.47%	6.46	% (e)
After fees waived and expenses absorbed (d)	3.62%	3.83%	3.43%	3.85%	3.09	% (e)
Ratio of net investment loss to average net assets:(b)
Before fees waived and expenses absorbed (d)	(1.56)%	(1.89)%	(1.32)%	(2.73)%	(4.23	)% (e)
After fees waived and expenses absorbed (d)	(1.51)%	(1.63)%	(0.86)%	(2.11)%	(0.86	)% (e)
Portfolio turnover rate	254.20%	586.64%	330.29%	492.70%	41.02	% (f)

(a)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.

(c)	Less than $0.01 per share.

(d)	The ratios include 0.24% for the year ended June 30, 2015, 0.61% for the year ended June 30, 2014, 0.40% for the year ended June 30, 2013, 0.82% for the year ended June 30, 2012 and 0.14% for the period ended June 30, 2011 attributed to interest expense. The ratios include 0.44% for the year ended June 30, 2015, 0.28% for the year ended June 30, 2014, 0.07% for the year ended June 30, 2013 and 0.08% for the year ended June 30, 2012 attributed to dividends on securities sold short.

(e)	Annualized.

(f)	Not annualized.

(1)	The AmericaFirst Defensive Growth Fund commenced operations on May 23, 2011.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Income Trends Fund
Financial Highlights
For a Fund Share Outstanding Throughout Each Year or Period

	Class A
	For the Year	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011(1)

Net asset value, beginning of period	$9.25	$9.21	$9.05	$10.09	$10.00

Investment operations:
Net investment income (2)	0.25	0.36	0.60	0.52	0.54
Net realized and unrealized gain (loss) on investments	(0.75)	0.34	0.23	(1.00)	0.30	(g)
Total from investment operations	(0.50)	0.70	0.83	(0.48)	0.84

Distributions from:
Net investment income	(0.18)	(0.25)	(0.56)	(0.55)	(0.55)
Net realized gain	—	—	—	(0.01)	(0.20)
Return of capital	(0.43)	(0.41)	(0.11)	—	—
Total distributions	(0.61)	(0.66)	(0.67)	(0.56)	(0.75)

Paid in Capital from Affiliate Payment	—	—	—	— (c)	—

Paid in Capital from Redemption Fees	— (c)	— (c)	— (c)	— (c)	—	(c)

Net asset value, end of period	$8.14	$9.25	$9.21	$9.05	$10.09

Total return (a)	(5.54)%	7.83%	9.44%	(4.51)%	8.36	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$11,517	$15,309	$10,325	$5,539	$8,477
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	2.43%	2.44%	2.52%	2.43%	2.31	% (e)
After fees waived and expenses absorbed (d)	2.21%	2.20%	2.21%	2.25%	2.21	% (e)
Ratio of net investment income to average net assets:(b)
Before fees waived and expenses absorbed (d)	2.60%	3.71%	6.23%	5.64%	5.14	% (e)
After fees waived and expenses absorbed (d)	2.82%	3.94%	6.54%	5.82%	5.24	% (e)
Portfolio turnover rate	226.22%	336.01%	315.48%	411.30%	309.01	% (f)

(a)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.

(c)	Less than $0.01 per share.

(d)	The ratios include 0.01% for the year ended June 30, 2015, 0.01% for the year ended June 30, 2014, 0.01% for the year ended June 30, 2013, 0.04% for the year ended June 30, 2012 and 0.01% for the period ended June 30, 2011 attributed to interest expense.

(e)	Annualized.

(f)	Not annualized.

(g)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2011, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(1)	The AmericaFirst Income Trends Fund commenced operations on July 1, 2010.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Income Trends Fund
Financial Highlights
For a Fund Share Outstanding Throughout Each Year or Period

	Class I
	For the Year	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011(1)

Net asset value, beginning of period	$9.27	$9.21	$9.05	$10.09	$10.00

Investment operations:
Net investment income (2)	0.31	0.43	0.65	0.52	0.59
Net realized and unrealized gain (loss) on investments	(0.73)	0.34	0.23	(0.96)	0.30	(g)
Total from investment operations	(0.42)	0.77	0.88	(0.44)	0.89

Distributions from:
Net investment income	(0.21)	(0.26)	(0.60)	(0.59)	(0.60)
Net realized gain	—	—	—	(0.01)	(0.20)
Return of capital	(0.45)	(0.45)	(0.12)	—	—
Total distributions	(0.66)	(0.71)	(0.72)	(0.60)	(0.80)

Paid in Capital from Affiliate Payment	—	—	—	— (c)	—

Paid in Capital from Redemption Fees	— (c)	— (c)	— (c)	— (c)	—	(c)

Net asset value, end of period	$8.19	$9.27	$9.21	$9.05	$10.09

Total return (a)	(4.72)%	8.58%	9.96%	(4.01)%	8.86	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$6,380	$15,033	$8,900	$4,749	$13,277
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	1.93%	1.95%	2.02%	1.93%	1.81	% (e)
After fees waived and expenses absorbed (d)	1.40%	1.49%	1.71%	1.73%	1.71	% (e)
Ratio of net investment income to average net assets:(b)
Before fees waived and expenses absorbed (d)	3.04%	4.27%	6.76%	5.53%	5.94	% (e)
After fees waived and expenses absorbed (d)	3.57%	4.73%	7.07%	5.73%	6.04	% (e)
Portfolio turnover rate	226.22%	336.01%	315.48%	411.30%	309.01	% (f)

(a)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.

(c)	Less than $0.01 per share.

(d)	The ratios include 0.01% for the year ended June 30, 2015, 0.01% for the year ended June 30, 2014, 0.01% for the year ended June 30, 2013, 0.04% for the year ended June 30, 2012 and 0.01% for the period ended June 30, 2011 attributed to interest expense. From the period starting November 8, 2013, these ratios were included in the expense cap for Class I. (See Note 3)

(e)	Annualized.

(f)	Not annualized.

(g)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2011, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(1)	The AmericaFirst Income Trends Fund commenced operations on July 1, 2010.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Income Trends Fund
Financial Highlights
For a Fund Share Outstanding Throughout Each Year or Period

	Class U
	For the Year	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011(1)

Net asset value, beginning of period	$9.25	$9.21	$9.04	$10.07	$10.00

Investment operations:
Net investment income (2)	0.20	0.31	0.55	0.46	0.50
Net realized and unrealized gain (loss) on investments	(0.74)	0.34	0.24	(0.99)	0.28	(g)
Total from investment operations	(0.54)	0.65	0.79	(0.53)	0.78

Distributions from:
Net investment income	(0.17)	(0.23)	(0.52)	(0.49)	(0.51)
Net realized gain	—	—	—	(0.01)	(0.20)
Return of capital	(0.40)	(0.38)	(0.10)	—	—
Total distributions	(0.57)	(0.61)	(0.62)	(0.50)	(0.71)

Paid in Capital from Affiliate Payment	—	—	—	— (c)	—

Paid in Capital from Redemption Fees	— (c)	— (c)	— (c)	— (c)	—	(c)

Net asset value, end of period	$8.14	$9.25	$9.21	$9.04	$10.07

Total return (a)	(6.01)%	7.30%	8.98%	(4.99)%	7.71	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$10,526	$14,354	$10,825	$10,349	$23,799
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	2.93%	2.94%	3.02%	2.93%	2.81	% (e)
After fees waived and expenses absorbed (d)	2.71%	2.70%	2.71%	2.75%	2.71	% (e)
Ratio of net investment income to average net assets:(b)
Before fees waived and expenses absorbed (d)	2.10%	3.21%	5.71%	4.88%	5.25	% (e)
After fees waived and expenses absorbed (d)	2.32%	3.44%	6.01%	5.06%	5.35	% (e)
Portfolio turnover rate	226.22%	336.01%	315.48%	411.30%	309.01	% (f)

(a)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.

(c)	Less than $0.01 per share.

(d)	The ratios include 0.01% for the year ended June 30, 2015, 0.01% for the year ended June 30, 2014, 0.01% for the year ended June 30, 2013, 0.04% for the year ended June 30, 2012 and 0.01% for the period ended June 30, 2011 attributed to interest expense.

(e)	Annualized.

(f)	Not annualized.

(g)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2011, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(1)	The AmericaFirst Income Trends Fund commenced operations on July 1, 2010.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Absolute Return Fund
Financial Highlights
For a Fund Share Outstanding Throughout Each Year

	Class A
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011

Net asset value, beginning of year	$12.01	$9.29	$9.31	$10.80	$8.73

Investment operations:
Net investment income (loss) (1)	(0.01)	(0.04)	0.03	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.29)	2.76	(0.01)	(0.76)	2.16
Total from investment operations	(0.30)	2.72	0.02	(0.87)	2.07

Distributions from:
Net realized gain	—	—	—	(0.62)	—
Return of capital	—	—	(0.04)	—	—
Total distributions	—	—	(0.04)	(0.62)	—

Paid in Capital from Redemption Fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$11.71	$12.01	$9.29	$9.31	$10.80

Total return (a)	(2.50)%	29.28%	0.21%	(8.10)%	23.71%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$7,191	$8,672	$8,823	$22,113	$42,773
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	3.44%	3.04%	3.00%	3.41%	2.40%
After fees waived and expenses absorbed (d)	2.71%	2.45%	2.74%	3.41%	2.46%
Ratio of net investment income (loss) to average net assets:(b)
Before fees waived and expenses absorbed (d)	(0.84)%	(0.96)%	0.01%	(1.15)%	(0.71)%
After fees waived and expenses absorbed (d)	(0.11)%	(0.37)%	0.28%	(1.15)%	(0.77)%
Portfolio turnover rate	529.08%	374.70%	601.59%	680.35%	575.17%

(a)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.

(c)	Less than $0.01 per share.

(d)	The ratios include 0.14% for the year ended June 30, 2015, 0.01% for the year ended June 30, 2014, 0.26% for the year ended June 30, 2013, 0.77% for the year ended June 30, 2012 and 0.01% for the year ended June 30, 2011 attributed to interest expense. The ratios include 0.11% for the year ended June 30, 2015, 0.04% for the year ended June 30, 2013 and 0.17% for the year ended June 30, 2012 attributed to dividends on securities sold short.

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Absolute Return Fund
Financial Highlights
For a Fund Share Outstanding Throughout Each Year or Period

	Class I
	For the Year	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011(1)

Net asset value, beginning of period	$12.22	$9.39	$9.40	$10.85	$9.07

Investment operations:
Net investment income (loss) (2)	0.10	0.05	0.06	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.29)	2.78	0.01 (g)	(0.76)	1.79
Total from investment operations	(0.19)	2.83	0.07	(0.83)	1.78

Distributions from:
Net realized gain	—	—	—	(0.62)	—
Return of capital	—	—	(0.08)	—	—
Total distributions	—	—	(0.08)	(0.62)	—

Paid in Capital from Redemption Fees	— (c)	— (c)	— (c)	— (c)	—	(c)

Net asset value, end of period	$12.03	$12.22	$9.39	$9.40	$10.85

Total return (a)	(1.55)%	30.14%	0.72%	(7.68)%	19.63	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$653	$1,121	$688	$4,890	$13,774
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	2.91%	2.55%	2.53%	2.86%	1.90	% (e)
After fees waived and expenses absorbed (d)	1.75%	1.81%	2.24%	2.86%	1.96	% (e)
Ratio of net investment income (loss) to average net assets:(b)
Before fees waived and expenses absorbed (d)	(0.33)%	(0.27)%	0.45%	(0.72)%	(0.02	)% (e)
After fees waived and expenses absorbed (d)	0.83%	0.47%	0.65%	(0.72)%	(0.08	)% (e)
Portfolio turnover rate	529.08%	374.70%	601.59%	680.35%	575.17	% (f)

(a)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.

(c)	Less than $0.01 per share.

(d)	The ratios include 0.14% for the year ended June 30, 2015, 0.01% for the year ended June 30, 2014, 0.26% for the year ended June 30, 2013, 0.77% for the year ended June 30, 2012 and 0.01% for the period ended June 30, 2011 attributed to interest expense. The ratios include 0.11% for the year ended June 30, 2015, 0.04% for the year ended June 30, 2013 and 0.17% for the year ended June 30, 2012 attributed to dividends on securities sold short. From the period starting November 8, 2013, these ratios were included in the expense cap for Class I (See Note 3).

(e)	Annualized.

(f)	Not annualized.

(g)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2013, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(1)	The AmericaFirst Absolute Return Fund Class I commenced operations on July 12, 2010.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Absolute Return Fund
Financial Highlights
For a Fund Share Outstanding Throughout Each Year

	Class U
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011

Net asset value, beginning of year	$11.78	$9.15	$9.19	$10.72	$8.72

Investment operations:
Net investment loss (1)	(0.07)	(0.09)	(0.02)	(0.16)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.28)	2.72	(0.02)	(0.75)	2.13
Total from investment operations	(0.35)	2.63	(0.04)	(0.91)	2.00

Distributions from:
Net realized gain	—	—	—	(0.62)	—
Return of capital	—	—	—	—	—
Total distributions	—	—	—	(0.62)	—

Paid in Capital from Redemption Fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$11.43	$11.78	$9.15	$9.19	$10.72

Total return (a)	(2.97)%	28.74%	(0.38)%	(8.54)%	22.94%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$6,012	$7,966	$8,759	$21,385	$47,319
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	3.94%	3.54%	3.52%	3.90%	2.90%
After fees waived and expenses absorbed (d)	3.20%	2.95%	3.25%	3.90%	2.96%
Ratio of net investment loss to average net assets:(b)
Before fees waived and expenses absorbed (d)	(1.34)%	(1.47)%	(0.48)%	(1.68)%	(1.21)%
After fees waived and expenses absorbed (d)	(0.61)%	(0.88)%	(0.21)%	(1.68)%	(1.27)%
Portfolio turnover rate	529.08%	374.70%	601.59%	680.35%	575.17%

(a)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.

(c)	Less than $0.01 per share.

(d)	The ratios include 0.14% for the year ended June 30, 2015, 0.01% for the year ended June 30, 2014, 0.26% for the year ended June 30, 2013, 0.77% for the year ended June 30, 2012 and 0.01% for the year ended June 30, 2011 attributed to interest expense. The ratios include 0.11% for the year ended June 30, 2015, 0.04% for the year ended June 30, 2013 and 0.17% for the year ended June 30, 2012 attributed to dividends on securities sold short.

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Quantitative Strategies Fund
Financial Highlights
For a Fund Share Outstanding Throughout Each Year or Period

	Class A						Class I
	For the Year	For the Year	For the Year	For the Year		For the Year	For the Period
	Ended	Ended	Ended	Ended		Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012		June 30, 2011	June 30, 2015 (1)

Net asset value, beginning of period	$6.97	$6.29	$5.77	$6.67		$5.58	$6.19

Investment operations:
Net investment income (2)	0.11	0.14	0.19	0.17		0.19	0.03
Net realized and unrealized gain (loss) on investments	(0.53)	1.10	0.52	(0.13)		1.33	(0.18)
Total from investment operations	(0.42)	1.24	0.71	0.04		1.52	(0.15)

Distributions from:
Net investment income	(0.11)	(0.11)	(0.19)	(0.18)		(0.19)	(0.07)
Net realized gain	(0.46)	(0.45)	—	(0.77)		(0.24)	—
Total distributions	(0.57)	(0.56)	(0.19)	(0.95)		(0.43)	(0.07)

Paid in Capital from Affiliate Payment	—	—	—	0.01		—	—

Paid in Capital from Redemption Fees	— (c)	— (c)	— (c)	—	(c)	—	—

Net asset value, end of period	$5.98	$6.97	$6.29	$5.77		$6.67	$5.97

Total return (a)	(6.29)%	20.34%	12.43%	2.16	% (e)	27.66%	(2.37	)% (g)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$28,403	$40,419	$23,521	$17,566		$23,856	$44
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	1.66%	1.76%	1.73%	1.74%		1.78%	1.37	% (f)
After fees waived and expenses absorbed (d)	1.51%	1.50%	1.50%	1.52%		1.51%	1.37	% (f)
Ratio of net investment income to average net assets:(b)
Before fees waived and expenses absorbed (d)	1.59%	1.88%	2.86%	2.69%		2.65%	1.08	% (f)
After fees waived and expenses absorbed (d)	1.74%	2.14%	3.09%	2.91%		2.92%	1.08	% (f)
Portfolio turnover rate	349.12%	306.73%	228.87%	346.05%		284.37%	349.12	% (g)

(a)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.

(c)	Less than $0.01 per share.

(d)	The ratios include 0.01% for the year ended June 30, 2015, 0.00% for the year ended June 30, 2014, 0.00% for the year ended June 30, 2013, 0.02% for the year ended June 30, 2012 and 0.01% for the year ended June 30, 2011 attributed to interest expense.

(e)	For the year ended June 30, 2012, 0.27% of the Fund’s Class A shares’ total return consists of a voluntary reimbursement by the Advisor of a realized investment loss incurred on a trading error. Excluding this item, total return would have been 1.89%.

(f)	Annualized.

(g)	Not annualized.

(1)	The AmericaFirst Quantitative Strategies Fund Class I commenced operations on December 31, 2014.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Quantitative Strategies Fund
Financial Highlights
For a Fund Share Outstanding Throughout Each Year

	Class C
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011

Net asset value, beginning of year	$6.93	$6.26	$5.74	$6.64	$5.56

Investment operations:
Net investment income (1)	0.06	0.09	0.15	0.14	0.14
Net realized and unrealized gain (loss) on investments	(0.53)	1.11	0.52	(0.14)	1.33
Total from investment operations	(0.47)	1.20	0.67	0.00	1.47

Distributions from:
Net investment income	(0.07)	(0.08)	(0.15)	(0.13)	(0.15)
Net realized gain	(0.46)	(0.45)	—	(0.77)	(0.24)
Total distributions	(0.53)	(0.53)	(0.15)	(0.90)	(0.39)

Paid in Capital from Affiliate Payment	—	—	—	—	—

Paid in Capital from Redemption Fees	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of year	$5.93	$6.93	$6.26	$5.74	$6.64

Total return (a)	(6.99)%	19.62%	11.68%	1.32%	26.73%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$31,964	$37,773	$25,848	$25,030	$39,703
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	2.41%	2.50%	2.48%	2.49%	2.53%
After fees waived and expenses absorbed (d)	2.26%	2.25%	2.25%	2.27%	2.26%
Ratio of net investment income to average net assets:(b)
Before fees waived and expenses absorbed (d)	0.84%	1.09%	2.16%	2.08%	2.09%
After fees waived and expenses absorbed (d)	0.99%	1.34%	2.39%	2.30%	2.36%
Portfolio turnover rate	349.12%	306.73%	228.87%	346.05%	284.37%

(a)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.

(c)	Less than $0.01 per share.

(d)	The ratios include 0.01% for the year ended June 30, 2015, 0.00% for the year ended June 30, 2014, 0.00% for the year ended June 30, 2013, 0.02% for the year ended June 30, 2012 and 0.01% for the year ended June 30, 2011 attributed to interest expense.

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

The accompanying notes are an integral part of these financial statements.

AmericaFirst Seasonal Trends Fund
Financial Highlights
For a Fund Share Outstanding Throughout Each Year or Period

	Class A			Class I			Class U
	Year	For the Period		Year	For the Period		Year	For the Period
	Ended	Ended		Ended	Ended		Ended	Ended
	June 30, 2015	June 30, 2014 (1)		June 30, 2015	June 30, 2014 (1)		June 30, 2015	June 30, 2014 (1)

Net asset value, beginning of period	$10.37	$10.00		$10.41	$10.00		$10.34	$10.00

Investment operations:
Net investment income (loss) (2)	0.05	(0.02)		0.13	0.02	(f)	0.01	(0.06)
Net realized and unrealized gain (loss) on investments	(0.29)	0.39		(0.33)	0.39		(0.30)	0.40
Total from investment operations	(0.24)	0.37		(0.20)	0.41		(0.29)	0.34

Distributions from:
Net investment income	(0.07)	—		(0.10)	—		(0.05)	—
Total distributions	(0.07)	—		(0.10)	—		(0.05)	—

Paid in Capital from Redemption Fees	— (c)	—	(c)	— (c)	—	(c)	— (c)	—	(c)

Net asset value, end of period	$10.06	$10.37		$10.11	$10.41		$10.00	$10.34

Total return (a)	(2.36)%	3.70	% (e)	(1.93)%	4.10	% (e)	(2.84)%	3.40	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$3,934	$10,060		$9,712	$17,563		$3,196	$4,093
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed	2.74%	2.74	% (d)	2.22%	2.04	% (d)	3.23%	3.15	% (d)
After fees waived and expenses absorbed	2.45%	2.45	% (d)	1.95%	1.95	% (d)	2.95%	2.95	% (d)
Ratio of net investment income (loss) to average net assets:(b)
Before expense reimbursement	0.19%	(0.51	)% (d)	1.02%	0.17	% (d)	(0.18)%	(1.01	)% (d)
After expense reimbursement	0.48%	(0.22	)% (d)	1.29%	0.26	% (d)	0.10%	(0.81	)% (d)
Portfolio turnover rate	429.87%	317.87	% (e)	429.87%	317.87	% (e)	429.87%	317.87	% (e)

(a)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and excludes all sales charges.

(b)	These ratios exclude the impact of the expenses of the underlying exchange-traded funds.

(c)	Less than $0.01 per share.

(d)	Annualized.

(e)	Not annualized.

(f)	The amount of net investment income (loss) per share does not accord with the amounts reported in the Statements of Operations due to the timing of purchases and redemptions of Fund shares during the year.

(1)	The AmericaFirst Seasonal Trends Fund commenced operations on October 31, 2013.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

The accompanying notes are an integral part of these financial statements.

AMERICAFIRST QUANTITATIVE FUNDS
NOTES TO FINANCIAL STATEMENTS

June 30, 2015	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AmericaFirst Quantitative Funds (the “Trust”) was reorganized as a Delaware statutory trust on January 4, 2013. Prior to January 4, 2013, the Trust was a part of the Mutual Fund Series Trust, an Ohio business trust organized on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of five series. These financial statements include the following five series: AmericaFirst Defensive Growth Fund, AmericaFirst Income Trends Fund, AmericaFirst Absolute Return Fund, AmericaFirst Quantitative Strategies Fund and AmericaFirst Seasonal Trends Fund (each a “Fund” and collectively, the “Funds”). The Funds, except for AmericaFirst Defensive Growth Fund, are registered as diversified series of the Trust. The investment objectives of each Fund are set forth below. AmericaFirst Capital Management, LLC (the “Manager”) is investment advisor to the Funds.

AmericaFirst Defensive Growth Fund (“Defensive Growth Fund”) commenced operations on May 23, 2011. The Fund’s investment objective is to achieve capital appreciation through all market cycles.

AmericaFirst Income Trends Fund (“Income Trends Fund”) commenced operations on July 1, 2010. The Fund’s investment objective is to achieve total return with a high rate of current income and total return with lower volatility than common stocks as measured by standard deviation.

AmericaFirst Absolute Return Fund (“Absolute Return Fund”) commenced operations on February 26, 2010. The Fund’s investment objective is to achieve capital appreciation with a focus on producing positive returns regardless of the direction of financial markets.

AmericaFirst Quantitative Strategies Fund (“Quantitative Strategies Fund”) commenced operations on September 28, 2007. Prior to November 3, 2008, the Fund was named the AmericaFirst Income Strategies Fund. The Fund’s investment objective is to achieve long-term capital appreciation and to achieve positive returns through all market cycles.

AmericaFirst Seasonal Trends Fund (“Seasonal Trends Fund”) commenced operations on October 31, 2013. The Fund’s investment objective is to achieve capital appreciation with a focus on producing positive returns regardless of the direction of the financial markets.

The Defensive Growth Fund, Income Trends Fund, Absolute Return Fund and Seasonal Trends Fund offer three classes of shares, Class A, Class I, and Class U. The Quantitative Strategies Fund offers three classes of shares, Class A, Class C, and Class I. Each class differs as to sales and redemption charges and ongoing fees.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

a)     Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. The Funds may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Funds will not change.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board of Trustees, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Exchange Traded Funds (“ETF”) – The Funds may invest in exchange traded funds. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. There are risks of owning the underlying securities the ETFs are designed to track, and the lack of liquidity of an ETF may result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

AMERICAFIRST QUANTITATIVE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2015 for each Fund’s assets and liabilities measured at fair value:

Defensive Growth Fund

Assets
Security Classification (1)	Value	Level 1	Level 2	Level 3
Common Stock (2)	$67,855,546	$67,855,546	$—	$—
Short Term Investment	738,858	738,858	—	—
Total	$68,594,404	$68,594,404	$—	$—

Liabilities
Security Classification (1)	Value	Level 1	Level 2	Level 3
Common Stock Sold Short (2)	$16,958,750	$16,958,750	$—	$—
Total	$16,958,750	$16,958,750	$—	$—

Income Trends Fund

Security Classification (1)	Value	Level 1	Level 2	Level 3
Common Stock (2)	$17,645,213	$17,645,213	$—	$—
Bonds & Notes (2)	10,605,723	—	10,605,723	—
Total	$28,250,936	$17,645,213	$10,605,723	$—

AMERICAFIRST QUANTITATIVE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Absolute Return Fund

Assets
Security Classification (1)	Value	Level 1	Level 2	Level 3
Common Stock (2)	$6,872,640	$6,872,640	$—	$—
Exchange Traded Fund	7,017,232	7,017,232	—	—
Short Term Investment	828,440	828,440	—	—
Total	$14,718,312	$14,718,312	$—	$—

Liabilities
Security Classification (1)	Value	Level 1	Level 2	Level 3
Common Stock Sold Short (2)	$563,847	$563,847	$—	$—
Exchange Traded Fund	48,307	48,307	—	—
Total	$612,154	$612,154	$—	$—

Quantitative Strategies Fund

Security Classification (1)	Value	Level 1	Level 2	Level 3
Common Stock (2)	$40,057,579	$39,945,897	$111,682	$—
Exchange Traded Fund	1,233,654	1,233,654	—	—
Bonds & Notes (2)	18,361,392	—	18,361,392	—
Total	$59,652,625	$41,179,551	$18,473,074	$—

Seasonal Trends Fund

Security Classification (1)	Value	Level 1	Level 2	Level 3
Bonds & Notes (2)	$16,276,534	$—	$16,276,534	$—
Exchange Traded Fund	532,255	532,255	—	—
Total	$16,808,789	$532,255	$16,276,534	$—

(1)	As of and during the year ended June 30, 2015, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(2)	For a detailed break-out of common stocks, preferred stocks, and bonds & notes by investment industry please refer to the Schedules of Investments.

The Funds had no transfers between Level 1 and Level 2 during the year ended June 30, 2015. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

b)     Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own, but has borrowed in anticipation that the market price of that security will decline. A Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which a fund sold the security short.

c)     Federal Income Tax – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision

AMERICAFIRST QUANTITATIVE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015	ANNUAL REPORT

1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

for Federal income taxes is required in the financial statements. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions on returns filed for open tax years (2012-2014) or expected to be taken in the Funds’ 2015 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

d)     Distribution to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

e)     Other – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis using the effective interest method. Discounts and premiums on debt securities are amortized over their respective lives. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

f)     Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on average net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

g)     Foreign Currency – The accounting records of each Fund is maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

h)     Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i)     Commitments and Contingencies – In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

j)     Credit Facility – The Defensive Growth, Income Trends, Quantitative Strategies, Absolute Return and Seasonal Trends Funds have entered into a revolving line of credit agreement with MUFG Union Bank for the purpose of covering redemptions in the Funds subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed in total under the agreement is $5,000,000. The Funds will be charged an interest rate of 3.25%. The Funds did not utilize the line of credit during the year ended June 30, 2015 and there were no outstanding loans at June 30, 2015.

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales
Defensive Growth Fund	$121,844,548	$96,752,205
Income Trends Fund	77,528,936	89,496,668
Absolute Return Fund	78,657,957	82,126,070
Quantitative Strategies Fund	261,242,704	272,046,956
Seasonal Trends Fund	107,069,439	124,344,503

The Seasonal Trends Fund purchased and sold $4,181,759 and $0, respectively, of government securities during the year.

AMERICAFIRST QUANTITATIVE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015	ANNUAL REPORT

(3)	INVESTMENT MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

AmericaFirst Capital Management, LLC (“AFCM” or the “Manager”) acts as investment advisor for the Funds pursuant to the terms of the Investment Management Agreements (the “Management Agreements”). Under the terms of the Management Agreements, AFCM is responsible for formulating the Funds’ investment policies, making ongoing investment decisions and engaging in portfolio transactions. The Management Agreements provide that the Manager will provide the Funds with investment advice and supervision and will continuously furnish an investment program for the Funds consistent with the investment objectives and policies of the Funds. For its services under the Management Agreements, the Manager is paid a bi-monthly management fee at the annual rate of 1.50%, 1.25%, 1.50%, 1.00% and 1.50% of the average daily net assets of the Defensive Growth Fund, Income Trends Fund, Absolute Return Fund, Quantitative Strategies Fund and Seasonal Trends Fund, respectively. For the year ended June 30, 2015, the Defensive Growth Fund, Income Trends Fund, Absolute Return Fund, Quantitative Strategies Fund and Seasonal Trends Fund incurred $798,636, $448,235, $243,673, $762,664 and $396,933 of management fees, before waiver and reimbursements described below.

AFCM and the Funds have entered into Expense Limitation Agreements (“Expense Limits”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (exclusive, with respect to the Funds’ Class A, Class C, Class U and Class I Shares of the Seasonal Trends Fund, of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation, and with respect to the Funds’ Class I Shares except the Seasonal Trends Fund, exclusive of any front-end or contingent deferred loads, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses or extraordinary expenses such as litigation) at 2.45% for Class A, 1.94% for Class I and 2.95% for Class U of the Defensive Growth Fund’s average daily net assets through October 31, 2015; at 2.20% for Class A, 1.40% for Class I and 2.70% for Class U of the Income Trends Fund’s average daily net assets through October 31, 2015; at 2.45% for Class A, 1.74% for Class I and 2.95% for the Class U of the Absolute Return Fund’s average daily net assets through October 31, 2015 and 1.50% for Class A, 2.25% for Class C and 1.95% for Class I of the Quantitative Strategies Fund’s average daily net assets through October 31, 2015 and through October 31, 2016 for Class I shares; at 2.45% for Class A, 1.95% for Class I and 2.95% for the Class U of the Seasonal Trends Fund’s average daily net assets through October 31, 2015. Through November 7, 2013, the Expense Limits for Class I under which the Manager had contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; underlying fund expenses and extraordinary expenses) were 1.95%, 1.95% and 1.70% of the average daily net assets of the Absolute Return Fund, Defensive Growth Fund and Income Trends Fund, respectively. However, as of November 8, 2013, Class I shares of the Defensive Growth Fund, Income Trends Fund and Absolute Return Fund do not exclude borrowing costs or dividends on securities sold short from the Expense Limits.

Each waiver or reimbursement by the Manager is subject to repayment by the Funds within the three fiscal years following the fiscal year in which those particular expenses are incurred, if the Funds are able to make the repayments without exceeding the expense limitations in effect at that time and the repayments are approved by the Board of Trustees. For the year ended June 30, 2015, the Manager waived management fees of $168,314 for the Defensive Growth Fund. The Manager may recapture $72,989, $147,212, and $168,314 no later than June 30, 2016, June 30, 2017, and June 30, 2018 respectively, subject to the terms of the Expense Limitation Agreement. For the year ended June 30, 2015, the Manager waived management fees of $105,800 for the Income Trends Fund. The Manager may recapture $72,391, $114,214, and $105,800 no later than June 30, 2016, June 30, 2017, and June 30, 2018 respectively, subject to the terms of the Expense Limitation Agreement. For the year ended June 30, 2015, the Manager waived management fees of $122,737 for the Absolute Return Fund. The Manager may recapture $80,241, $107,501, and $122,737 no later than June 30, 2016, June 30, 2017, and June 30, 2018 respectively, subject to the terms of the Expense Limitation Agreement. For the year ended June 30, 2015, the Manager waived management fees of $112,655 for the Quantitative Strategies Fund. The Manager may recapture $105,032, $149,121, and $112,655 no later than June 30, 2016, June 30, 2017 and June 30, 2018, respectively, subject to the terms of the Expense Limitation Agreement. For the year ended June 30, 2015, the Manager waived management fees of $73,744 for the Seasonal Trends Fund. The Manager may recapture $25,579 and $73,744 no later than June 30, 2017 and June 30, 2018, respectively, subject to the terms of the Expense Limitation Agreement.

Distributor – The Trust has adopted a Distribution Plan (“Plan”), pursuant to rule 12b-1 under the 1940 Act for each class of shares, which allows the Funds to pay to the distributor a monthly fee for distribution and shareholder servicing expenses. Under the Plan, the Funds may pay up to 0.50% for Class A and 1.00% for Class U, per year of its average daily net assets of the Defensive Growth Fund, the Income Trends Fund, the Absolute Return Fund and the Seasonal Trends Fund for such distribution and shareholder service activities. The Quantitative Strategies Fund may pay up to 0.25% for Class A and 1.00% for Class C, respectively, per year of its average daily net assets for such distribution and shareholder service activities. The Distribution Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. During the year ended June 30, 2015, $194,158, $200,970, $112,505, $469,495 and $89,022 were incurred under the Plan for the Defensive Growth Fund, the Income Trends Fund, the Absolute Return Fund, Quantitative Strategies Fund and Seasonal Trends Fund, respectively.

The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor). The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended June 30, 2015, the Distributor received underwriter commissions of $913,077 for sales of Class A, Class C and Class U shares, of which $101,607 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund

AMERICAFIRST QUANTITATIVE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015	ANNUAL REPORT

(3)	INVESTMENT MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS (continued)

accounting and transfer agency services to the Funds. Certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

In addition, Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Manager will receive no salary or fees from the Trust. Trustees who are not “interested persons” as that term is defined in the 1940 Act, will be paid $2,500 per meeting attended in-person or $100 per telephonic meeting attended, at the discretion of the Chairman of the Trust. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings

Garfield Holdings, LLC, (“Garfield”) an affiliate of an affiliated person of the Manager, provides compliance services to the Funds. Garfield charges a monthly fee of $1,250 per Fund.

(4)	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption occurs. For the year ended June 30, 2015, the Defensive Growth Fund, Income Trends Fund, Absolute Return Fund, Quantitative Strategies Fund and Seasonal Trends Fund assessed $10,870, $4,216, $1,416, $10,180 and $16,981, respectively, in redemption fees.

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended June 30, 2015 and June 30, 2014 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of	Total
6/30/2015	Income	Capital Gain	Capital	Distribution
Defensive Growth Fund	$5,007,872	$761,552	$—	$5,769,424
Income Trends Fund	724,718	—	1,752,006	2,476,724
Absolute Return Fund	—	—	—	—
Quantitative Strategies Fund	6,478,819	245,525	—	6,724,344
Seasonal Trends Fund	211,901	—	—	211,901

For fiscal year ended	Ordinary	Long-Term	Return of	Total
6/30/2014	Income	Capital Gain	Capital	Distribution
Defensive Growth Fund	$2,145,023	$—	$—	$2,145,023
Income Trends Fund	1,050,811	—	1,664,032	2,714,843
Absolute Return Fund	—	—	—	—
Quantitative Strategies Fund	4,147,579	208,581	—	4,356,160
Seasonal Trends Fund	—	—	—	—

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
	Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Defensive Growth Fund	$208,196	$139,478	$—	$(13,536)	$—	$2,591,329	$2,925,467
Income Trends Fund	—	—	(5,406,849)	—	(1,222,732)	(524,653)	(7,154,234)
Absolute Return Fund	—	—	(5,031,338)	(1,585)	(267,941)	(629,350)	(5,930,214)
Quantitative Strategies Fund	359,511	—	(1,959,880)	—	—	(2,630,987)	(4,231,356)
Seasonal Trends Fund	80,975	—	(226,812)	—	—	(353,936)	(499,773)

The difference between book basis and tax basis unrealized appreciation/ (depreciation), undistributed net investment loss and accumulated net realized gains/ (losses) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for real estate investment trusts, return of capital distributions from corporations, partnerships and constructive sales. In addition, the amounts listed under other book/tax differences are primarily attributable to the deferral of losses on straddles and adjustment for constructive sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

AMERICAFIRST QUANTITATIVE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015	ANNUAL REPORT

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL (continued)

Late Year
Losses
Defensive Growth Fund	$—
Income Trends Fund	52,429
Absolute Return Fund	267,941
Quantitative Strategies Fund	—
Seasonal Trends Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Income Trends Fund incurred and elected to defer such capital losses of $1,170,303.

At June 30, 2015, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
Defensive Growth Fund	$—	$—	$—
Income Trends Fund	5,406,849	—	$5,406,849
Absolute Return Fund	3,921,508	1,109,830	$5,031,338
Quantitative Strategies Fund	1,959,880	—	$1,959,880
Seasonal Trends Fund	226,812	—	$226,812

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of foreign currency gains/ (losses), reclass of net operating losses and income distributions, adjustments for real estate investment trusts, partnerships, grantor trusts, return of capital distributions from corporations, passive foreign investment companies, and the capitalization of in lieu of dividend payments, resulted in reclassification for the following Funds for the year ended June 30, 2015 as follows:

	Paid	Undistributed	Accumulated
	In	Net Investment	Net Realized Gain/(Loss)
	Capital	Income	from Security Transactions
Defensive Growth Fund	$—	$299,147	(299,147)
Income Trends Fund	3,519	(420,405)	416,886
Absolute Return Fund	(39,521)	(193,606)	$233,127
Quantitative Strategies Fund	—	(22,017)	22,017
Seasonal Trends Fund	12,016	79,176	(91,192)

(6)	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is currently evaluating the impact this amendment may have on the Funds’ financial statements.

(7)	SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

(8)	SUBSEQUENT DISTRIBUTIONS

On July 30, 2015, the Income Trends Fund paid an ordinary income dividend of $0.0475, $0.0444, and $0.0510 per share for Class A, U and I respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AmericaFirst Quantitative Funds
and the Shareholders of AmericaFirst Defensive Growth Fund, AmericaFirst Income Trends Fund, AmericaFirst Absolute Return Fund, AmericaFirst Quantitative Strategies Fund and AmericaFirst Seasonal Trends Fund

We have audited the accompanying statements of assets and liabilities of AmericaFirst Defensive Growth Fund, AmericaFirst Income Trends Fund, AmericaFirst Absolute Return Fund, AmericaFirst Quantitative Strategies Fund and AmericaFirst Seasonal Trends Fund (the “Funds”), each a series of shares of beneficial interest in AmericaFirst Quantitative Funds, including the schedules of investments, as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended and the financial highlights for each of the respective years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AmericaFirst Defensive Growth Fund, AmericaFirst Income Trends Fund, AmericaFirst Absolute Return Fund, AmericaFirst Quantitative Strategies Fund and AmericaFirst Seasonal Trends Fund as of June 30, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years or period in the two-year period then ended and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 31, 2015

TRUSTEES AND OFFICERS (Unaudited)

Management Information. Following are the Trustees and Officers of the Trust, their address and year of birth, their present position with the Trust, and their principal occupation during the past five years. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Manager, are indicated in the table. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with AmericaFirst Term of Office Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in AmericaFirst Overseen by AmericaFirst Trustee	Other Directorships Held by AmericaFirst Trustee During the Past Five Years
INDEPENDENT TRUSTEES
Michael G. Dencavage Year of Birth: 1954	Trustee – 2012 to present	Retired, formerly Chief Financial Officer, San Juan Unified School District, (2004 to 2011)	5	None
Kathleen T. Barr Year of Birth: 1955	Independent Chair of the Board of Trustees – 2012 to present	Retired: formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) 2010 to 2013; prior thereto, Chief Administrative Officer, Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) from 2004 to 2010; Chief Administrative Officer and Chief Compliance Officer and Senior Vice Present of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds 2003 to 2010	5	William Blair Funds (25 portfolios)
Michael A. Gunning Year of Birth: 1958	Trustee – Feb. 2015 to present	Vice President, Personal Insurance Federation of California (legislative and regulatory advisory firm representing members to California State Legislature and Governor’s Office), 2001 to present.	5	None

Interested Trustee** and Officers

Name, Address and Age	Position(s) Held with AmericaFirst Term of Office Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in AmericaFirst Overseen by AmericaFirst Trustee	Other Directorships Held by AmericaFirst Trustee During the Past Five Years
INTERESTED TRUSTEE
Rick A. Gonsalves 8150 Sierra College Blvd., Suite 290, Roseville, CA 95661 Year of Birth: 1968	Trustee – 2012 to present	President & Chief Executive Officer, AmericaFirst Capital Management, LLC (2007 – present) (investment adviser to the Funds and New Funds; President & Chief Executive Officer, Renaissance Investment Services (2005 to 2008); Registered Broker Representative, Brecek & Young Advisors, Inc. (January 2007 to December 2007); Registered Broker Representative, WRP Investments, Inc. (2005 to 2006).	5	None
Michael Gunning	Trustee – 2015 to present	Vice President, Personal Insurance Federation of California (2001 – Present).	5	None
OFFICERS OF THE TRUST
Andrew Rogers Year of Birth: 1969	President – 2012 to present	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 - 2008); and President and Manager, GemCom LLC (2004 - 2011).	n/a	n/a
Robert G. Roach, Jr. 8150 Sierra College Blvd., Suite 290, Roseville, CA 95661 Year of Birth: 1962	Chief Compliance Officer of the Trust 2012 - present	Chief Compliance Officer, AmericaFirst Capital Management, LLC (2012 – present); Managing Director & Chief Compliance Officer, AmericaFirst Securities, Inc. (2012 – present); COO, CFO & CCO, Nile Capital Management, LLC (2009 – 2012), Interested Trustee, Nile Capital Investment Trust (2012 - present), Treasurer & Chief Compliance Officer, Nile Capital Investment Trust (2010 – 2012); CEO, CFO & CCO, Nile Capital, LLC (2003 – 2011).	n/a	Trustee, Nile Capital Investment Trust (2012 – present)
James Colantino Year of Birth: 1969	Treasurer 2012 – present	Senior Vice President from 2004 to Present; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.	n/a	n/a
Dawn M. Dennis Year of Birth: 1966	Secretary 2014 - present	Senior Paralegal, Gemini Fund Services (since May 2013), Paralegal (from July 2011 through April 2013)	n/a	n/a

*	The term of office of each Trustee is indefinite.

**	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of an advisor that manages a series of the Trust.

The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-877-217-8363.

AMERICAFIRST QUANTITATIVE FUNDS
Additional Information (Unaudited) (Continued)

Reference is made to the Prospectus and the Statements of Additional Information for descriptions of the Management Agreements, Services Agreements and Distribution (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset value of shares of the Funds.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Qs may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTE

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-217-8363; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-217-8363; and on the Commission’s website at http://www.sec.gov.

PRIVACY notice

Rev. Jan 2013

FACTS	WHAT DOES AMERICAFIRST QUANTITATIVE FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

          ■     Social Security number                                  ■     Purchase History

          ■     Assets                                                             ■     Account Balances

          ■     Retirement Assets                                          ■     Account Transactions

          ■     Transaction History                                       ■     Wire Transfer Instructions

          ■     Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons AmericaFirst Quantitative Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does AmericaFirst Quantitative Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-217-8363

Who we are
Who is providing this notice?	AmericaFirst Quantitative Funds
What we do
How does AmericaFirst Quantitative Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does AmericaFirst Quantitative Funds collect my personal information?

We collect your personal information, for example, when you

■     Open an account

■     Provide account information

■     Give us your contact information

■     Make deposits or withdrawals from your account

■     Make a wire transfer

■     Tell us where to send the money

■     Tells us who receives the money

■     Show your government-issued ID

■     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ AmericaFirst Quantitative Funds doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ AmericaFirst Quantitative Funds doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ AmericaFirst Quantitative Funds doesn’t jointly market.

AmericaFirst Quantitative Funds

MANAGER
AmericaFirst Capital Management, LLC
8150 Sierra College Blvd.
Suite 290
Roseville, CA 95661

ADMINISTRATOR
Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 – $55,000
2014 – $52,700

(b)	Audit-Related Fees
2015 – None

2014 – None

(c)	Tax Fees

2015 – $12,500

2014 – $11,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                              2015 2014

Audit-Related Fees:  0.00% 0.00%

Tax Fees:                0.00% 0.00%

All Other Fees:        0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $12,500
2014 - $11,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AmericaFirst Quantitative Funds

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/8/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/8/15

By (Signature and Title)

/s/Jim Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 9/8/15